                             PRELIMINARY TERM SHEET

                         [CITIFINANCIAL MORTGAGE LOGO]

                  CITIFINANCIAL MORTGAGE SECURITIES INC. 2003-4
                $[917,629,000] OFFERED CERTIFICATES (APPROXIMATE)
                       COLLATERAL TABLES (ACCOMPANIMENT TO
                     CITIFINANCIAL MORTGAGE SECURITIES INC.
           REMIC PASS-THROUGH CERTIFICATES, SERIES 2003-3 TERM SHEET)

          CITIFINANCIAL MORTGAGE COMPANY, INC. (ORIGINATOR & SERVICER)
                 CITIFINANCIAL MORTGAGE SECURITIES INC. (ISSUER)

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

               CITIGROUP GLOBAL MARKETS MORTGAGE FINANCE CONTACTS
----------------------------------------------------------------------------
NAME:                     TELEPHONE:      E-MAIL:
Evan Mitnick
Director                (212) 723-6621    evan.mitnick@citigroup.com

Matt Bollo
Vice President          (212) 723-6375    matthew.bollo@citigroup.com

Jon Riber
Associate               (212) 723-6536    jonathan.riber@citigroup.com

Bobbie Theivakumaran
Analyst                 (212) 723-6753    bobbie.theivakumaran@citigroup.com
----------------------------------------------------------------------------

                 CITIGROUP GLOBAL MARKETS MBS TRADING CONTACTS
-----------------------------------------------------------------------
NAME:                     TELEPHONE:      E-MAIL:
Jim De Mare
Managing Director       (212) 723-6217    james.p.demare@citigroup.com

Matt Cherwin
Vice President          (212) 723-6217    matthew.cherwin@citigroup.com

Michael Leung
Director                (212) 723-6325    michael.leung@citigroup.com
-----------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                 GROUP I COLLATERAL SUMMARY - FIXED RATE LOANS

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                  COLLATERAL SUMMARY      RANGES (IF APPLICABLE)
---------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                           5879

TOTAL OUTSTANDING LOAN BALANCE       $744,192,056.24

AVERAGE LOAN PRINCIPAL BALANCE       $    126,584.80     $25,127.50 - $474,778.13

WA COUPON                                       7.50%               6.00% - 12.15%

WA ORIGINAL TERM (MO.)                           324                    120 - 360

WA REMAINING TERM (MO.)                          317                    108 - 357

WA ORIGINAL LTV                                85.73%               10.36%-100.00%

WA FICO                                          670                    501 - 820

1ST LIENS (%)                                 100.00%

BALLOONS (%)                                    7.73%

PROPERTY TYPE

           SINGLE FAMILY                       94.92%
           2-4 FAMILY                           1.60%
           CONDO                                2.80%
           PUD                                   .69%

OCCUPANCY STATUS

          PRIMARY HOME                         99.20%
          INVESTMENT                            0.80%
          SECOND                                0.00%

LOAN PURPOSE

         CASH-OUT REFI                         80.25%
         PURCHASE                              11.89%
         RATE-TERM REFI                         7.86%

GEOGRAPHIC DISTRIBUTION           OH            8.36%
                                  NY            8.14%
                                  PA            7.10%
---------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Origination Date.


                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
----------------------------------------------------------------------------------
                          NUMBER OF
                          MORTGAGE                                 % OF ORIGINAL
 RANGE OF BALANCES ($)     LOANS      ORIGINAL LOAN BALANCE ($)   LOAN BALANCE (%)
----------------------------------------------------------------------------------
25,000.01 - 50,000.00         335     $           14,227,619.98         1.90
50,000.01 - 75,000.00         916                 58,497,707.85         7.80
75,000.01 - 100,000.00      1,135                 99,699,511.44        13.29
100,000.01 - 125,000.00       954                107,728,986.84        14.36
125,000.01 - 150,000.00       835                114,492,301.75        15.26
150,000.01 - 175,000.00       574                 92,897,989.99        12.38
175,000.01 - 200,000.00       409                 76,681,734.51        10.22
200,000.01 - 225,000.00       237                 50,413,048.65         6.72
225,000.01 - 250,000.00       187                 44,382,970.95         5.91
250,000.01 - 275,000.00       101                 26,502,491.44         3.53
275,000.01 - 300,000.00        66                 18,968,696.18         2.53
300,000.01 - 322,700.00        35                 10,937,388.30         1.46
322,700.01 - 350,000.00        36                 12,170,821.00         1.62
350,000.01 - 375,000.00        23                  8,337,664.00         1.11
375,000.01 - 400,000.00        27                 10,501,134.49         1.40
400,000.01 - 500,000.00         9                  4,010,971.48         0.53
----------------------------------------------------------------------------------
Total:                      5,879     $          750,451,038.85       100.00
----------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES
----------------------------------------------------------------------------------------------
                          NUMBER OF
                          MORTGAGE    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
 RANGE OF BALANCES ($)     LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
25,000.01 - 50,000.00         345     $         14,505,507.76                1.95
50,000.01 - 75,000.00         929               59,152,592.71                7.95
75,000.01 - 100,000.00      1,133               99,235,449.01               13.33
100,000.01 - 125,000.00       973              109,750,329.76               14.75
125,000.01 - 150,000.00       820              112,294,590.83               15.09
150,000.01 - 175,000.00       578               93,504,887.03               12.56
175,000.01 - 200,000.00       384               71,764,749.66                9.64
200,000.01 - 225,000.00       242               51,265,164.75                6.89
225,000.01 - 250,000.00       185               43,740,583.56                5.88
250,000.01 - 275,000.00        99               25,930,098.05                3.48
275,000.01 - 300,000.00        63               18,035,649.89                2.42
300,000.01 - 322,700.00        36               11,200,453.72                1.51
322,700.01 - 350,000.00        34               11,470,865.99                1.54
350,000.01 - 375,000.00        26                9,409,623.22                1.26
375,000.01 - 400,000.00        23                8,951,368.45                1.20
400,000.01 - 500,000.00         9                3,980,141.85                0.53
----------------------------------------------------------------------------------------------
Total:                      5,879     $        744,192,056.24              100.00
----------------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 MORTGAGE RATES
----------------------------------------------------------------------------------------------
                          NUMBER OF
RANGE OF MORTGAGE RATES   MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
         (%)                LOANS       DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
6.000 - 6.499                 530      $         85,455,902.21                11.48
6.500 - 6.999               1,405               205,079,955.63                27.56
7.000 - 7.499                 853               109,813,627.14                14.76
7.500 - 7.999               1,341               164,202,276.92                22.06
8.000 - 8.499                 565                63,301,682.60                 8.51
8.500 - 8.999                 652                70,814,065.96                 9.52
9.000 - 9.499                 239                21,454,249.50                 2.88
9.500 - 9.999                 192                16,962,795.10                 2.28
10.000 - 10.499                52                 3,855,390.36                 0.52
10.500 - 10.999                39                 2,586,495.89                 0.35
11.000 - 11.499                 8                   467,703.57                 0.06
11.500 - 11.999                 2                   122,278.21                 0.02
12.000 - 12.499                 1                    75,633.15                 0.01
----------------------------------------------------------------------------------------------
Total:                      5,879      $        744,192,056.24               100.00
----------------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                            ORIGINAL TERM TO MATURITY
-------------------------------------------------------------------------------------
ORIGINAL TERM TO   NUMBER OF
    MATURITY       MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
    (MONTHS)         LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
-------------------------------------------------------------------------------------
097 - 132               64     $          4,200,542.03               0.56
133 - 168                5                  265,808.83               0.04
169 - 180              928               99,923,209.66              13.43
181 - 216                2                   97,459.04               0.01
217 - 228                1                  171,125.08               0.02
229 - 240              483               59,519,079.74               8.00
241 - 276                2                   97,727.54               0.01
277 - 312               48                5,711,674.26               0.77
313 - 348                1                   75,887.02               0.01
349 - 360            4,345              574,129,543.04              77.15
-------------------------------------------------------------------------------------
Total:               5,879     $        744,192,056.24             100.00
-------------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY
---------------------------------------------------------------------------------------
REMAINING TERM TO   NUMBER OF
    MATURITY        MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
    (MONTHS)          LOANS      DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------
097 - 132                64     $          4,200,542.03                  0.56
133 - 168                90                9,647,501.10                  1.30
169 - 180               843               90,541,517.39                 12.17
181 - 216                 2                   97,459.04                  0.01
217 - 228                58                8,337,320.70                  1.12
229 - 240               426               51,352,884.12                  6.90
241 - 276                 2                   97,727.54                  0.01
277 - 312                48                5,711,674.26                  0.77
325 - 336                 1                   75,887.02                  0.01
337 - 348               174               24,441,400.25                  3.28
349 - 360             4,171              549,688,142.79                 73.86
---------------------------------------------------------------------------------------
Total:                5,879     $        744,192,056.24                100.00
---------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                    SEASONING
----------------------------------------------------------------------------
           NUMBER OF
SEASONING  MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
(MONTHS)    LOANS      DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
----------------------------------------------------------------------------
000 - 006    2,933    $      363,820,698.37                48.89
007 - 012    2,812           364,536,648.99                48.98
013 - 018      132            15,684,365.27                 2.11
019 - 024        2               150,343.61                 0.02
----------------------------------------------------------------------------
Total:       5,879    $      744,192,056.24               100.00
----------------------------------------------------------------------------

                          ORIGINAL LOAN-TO-VALUE RATIO
-----------------------------------------------------------------------------------------
                     NUMBER OF
RANGE OF ORIGINAL    MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
 LTV RATIOS (%)        LOANS       DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
-----------------------------------------------------------------------------------------
0.01 - 25.00              23      $          1,144,618.66                0.15
25.01 - 30.00             15                 1,006,018.26                0.14
30.01 - 35.00             23                 1,806,045.14                0.24
35.01 - 40.00             44                 3,990,491.36                0.54
40.01 - 45.00             36                 2,975,015.19                0.40
45.01 - 50.00             63                 6,844,800.76                0.92
50.01 - 55.00             70                 7,523,735.11                1.01
55.01 - 60.00            110                12,460,792.38                1.67
60.01 - 65.00            150                18,702,395.19                2.51
65.01 - 70.00            220                26,021,892.41                3.50
70.01 - 75.00            344                43,173,211.39                5.80
75.01 - 80.00            950               124,435,609.57               16.72
80.01 - 85.00            640                85,417,915.31               11.48
85.01 - 90.00          1,024               128,216,014.59               17.23
90.01 - 95.00            805               109,220,680.77               14.68
95.01 - 100.00         1,362               171,252,820.15               23.01
-----------------------------------------------------------------------------------------
Total:                 5,879      $        744,192,056.24              100.00
-----------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 OCCUPANCY TYPE
-----------------------------------------------------------------------------------
                 NUMBER OF
                 MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
OCCUPANCY TYPE     LOANS      DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
-----------------------------------------------------------------------------------
Investor              71     $          5,973,602.18            0.80
Primary            5,808              738,218,454.06           99.20
Total:             5,879     $        744,192,056.24          100.00%
-----------------------------------------------------------------------------------

                                  PROPERTY TYPE
-----------------------------------------------------------------------------------
                NUMBER OF
                MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
PROPERTY TYPE     LOANS       DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
-----------------------------------------------------------------------------------
2-4 Family           77     $         11,872,766.88               1.60%
Condo               173               20,829,188.77               2.80
PUD                  34                5,127,384.47               0.69
Single Family     5,595              706,362,716.12              94.92
-----------------------------------------------------------------------------------
Total:            5,879     $        744,192,056.24             100.00%
-----------------------------------------------------------------------------------

                                  LOAN PURPOSE
----------------------------------------------------------------------------------------
                      NUMBER OF
                      MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
   LOAN PURPOSE        LOANS        DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------
Cash-out Refinance      4,695     $        597,222,315.23              80.25%
Purchase                  711               88,487,023.41              11.89
Rate-term Refinance       473               58,482,717.60               7.86
----------------------------------------------------------------------------------------
Total:                  5,879     $        744,192,056.24             100.00%
----------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                               DOCUMENTATION TYPE
---------------------------------------------------------------------------------------
                     NUMBER OF
                     MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
DOCUMENTATION TYPE     LOANS      DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------
Full Doc               5,599     $        702,885,740.52            94.45%
NIQ                      280               41,306,315.72             5.55
---------------------------------------------------------------------------------------
Total:                 5,879     $        744,192,056.24           100.00%
---------------------------------------------------------------------------------------

                                  CREDIT GRADE
------------------------------------------------------------------------------------
                NUMBER OF
                MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
CREDIT GRADE      LOANS       DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
------------------------------------------------------------------------------------
A                    861      $        113,781,666.86               15.29%
A+                 1,238               168,997,859.14               22.71
B                  1,118               137,041,341.03               18.41
B+                 1,123               149,190,126.29               20.05
C                    547                61,458,185.19                8.26
C+                   716                86,797,321.16               11.66
C-                   276                26,925,556.57                3.62
------------------------------------------------------------------------------------
Total:             5,879      $        744,192,056.24              100.00%
------------------------------------------------------------------------------------

                                    LOAN TYPE
---------------------------------------------------------------------------------
              NUMBER OF
              MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
 LOAN TYPE      LOANS      DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------
Fix Balloon       464     $         57,512,071.65              7.73
Fixed           5,308              674,698,218.57             90.66
Teaser            107               11,981,766.02              1.61
---------------------------------------------------------------------------------
Total:          5,879     $        744,192,056.24            100.00%
---------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                            GEOGRAPHICAL DISTRIBUTION
-------------------------------------------------------------------------------------
                 NUMBER OF
                 MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
   STATE           LOANS       DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
-------------------------------------------------------------------------------------
Alabama             200       $         19,805,075.27               2.66
Arizona              95                 11,788,367.90               1.58
Arkansas             52                  4,642,062.87               0.62
Colorado             57                  9,359,408.32               1.26
Connecticut         140                 21,274,685.88               2.86
Delaware             21                  2,430,893.91               0.33
Idaho                19                  2,472,582.14               0.33
Illinois            273                 35,878,241.03               4.82
Indiana             325                 32,637,978.36               4.39
Iowa                 51                  5,025,124.88               0.68
Kansas               69                  6,428,936.83               0.86
Kentucky            137                 13,148,281.24               1.77
Louisiana            98                  9,855,415.21               1.32
Maine                16                  2,409,433.82               0.32
Maryland            202                 35,814,760.85               4.81
Massachusetts       126                 22,868,878.48               3.07
Michigan            246                 27,379,099.64               3.68
Minnesota           129                 20,382,015.62               2.74
Mississippi          65                  5,311,725.36               0.71
Missouri            160                 16,840,715.12               2.26
Montana               4                    336,716.81               0.05
Nebraska             26                  2,721,457.73               0.37
Nevada               36                  6,072,665.14               0.82
New Hampshire        39                  5,920,598.78               0.80
New Jersey          288                 47,368,779.79               6.37
New Mexico           14                  2,045,951.15               0.27
-------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                            GEOGRAPHICAL DISTRIBUTION
-------------------------------------------------------------------------------------
                 NUMBER OF
                 MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
   STATE           LOANS       DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
-------------------------------------------------------------------------------------
New York             348                60,567,509.96                8.14
North Carolina       276                29,703,732.97                3.99
North Dakota           5                   428,516.89                0.06
Ohio                 535                62,183,406.75                8.36
Oklahoma              42                 3,490,780.81                0.47
Oregon                64                 9,493,356.93                1.28
Pennsylvania         451                52,837,141.26                7.10
Rhode Island          43                 6,564,307.45                0.88
South Carolina       153                14,838,924.10                1.99
South Dakota           8                   956,658.31                0.13
Tennessee            361                40,189,202.13                5.40
Texas                147                15,824,637.84                2.13
Utah                  36                 5,423,579.58                0.73
Vermont                3                   453,380.07                0.06
Virginia             330                47,412,160.69                6.37
Washington            85                13,440,282.88                1.81
West Virginia         50                 4,156,990.28                0.56
Wisconsin             50                 5,590,101.22                0.75
Wyoming                4                   417,533.99                0.06
-------------------------------------------------------------------------------------
Total:             5,879      $        744,192,056.24              100.00%
-------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                             PREPAYMENT PENALTY TERM
-------------------------------------------------------------------------------------
                 NUMBER OF
PREPAY PENALTY   MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
TERM (MONTHS)      LOANS       DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
-------------------------------------------------------------------------------------
0                  1,660      $        209,597,291.36              28.16
3                      2                   291,877.50               0.04
5                      1                   200,093.20               0.03
12                   206                33,662,681.89               4.52
24                   254                35,525,896.95               4.77
30                     6                 1,121,254.27               0.15
36                 3,750               463,792,961.07              62.32
-------------------------------------------------------------------------------------
Total:             5,879      $        744,192,056.24             100.00%
-------------------------------------------------------------------------------------

                            CREDIT SCORE DISTRIBUTION
---------------------------------------------------------------------------------------
                     NUMBER OF
                     MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
CREDIT SCORE RANGE     LOANS      DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------
500 - 525                 34     $          3,603,073.82              0.48
526 - 550                121               12,539,225.61              1.68
551 - 575                254               29,717,445.82              3.99
576 - 600                401               44,022,125.27              5.92
601 - 625                585               68,699,699.75              9.23
626 - 650                882              106,624,706.03             14.33
651 - 675                995              128,103,631.40             17.21
676 - 700                895              117,008,404.62             15.72
701 - 725                683               93,027,841.25             12.50
726 - 750                551               76,224,102.89             10.24
751 - 775                328               44,464,772.86              5.97
776 - 800                130               17,222,913.53              2.31
801+                      20                2,934,113.39              0.39
---------------------------------------------------------------------------------------
Total:                 5,879     $        744,192,056.24            100.00
---------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                     GROUP II COLLATERAL SUMMARY - ARM LOANS

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                                  COLLATERAL SUMMARY           RANGES (IF APPLICABLE)
------------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                               2507

TOTAL OUTSTANDING LOAN BALANCE                 $          340,634,538.17

AVERAGE OUTSTANDING LOAN PRINCIPAL BALANCE     $              135,873.37      $30,178.58 - $398,913.42

WA COUPON                                                           7.67%                6.00% - 11.24%

WA ARM CHARACTERISTICS

          MARGIN                                                    7.19%                0.00% - 11.95%
          FIRST PERIODIC CAP                                        2.92%                 0.00% - 3.00%
          SUBSEQUENT PERIODIC CAP                                   1.09%                 1.00% - 2.00%
          LIFETIME MAXIMUM RATE                                    14.07%               10.04% - 18.00%
          LIFETIME MINIMUM RATE                                     7.61%                3.64% - 11.95%

WA ORIGINAL TERM (MO.)                                               360                     360 - 360

WA REMAINING TERM (MO.)                                              354                     342 - 358

WA ORIGINAL LTV                                                    91.56%              25.74% - 100.00%

WA FICO                                                              646                     503 - 813

1ST LIENS (%)                                                     100.00%

BALLOONS (%)                                                        0.00%

LOAN TYPE

          2/28 ARM                                                 96.44%
          3/27 ARM                                                  3.56%

PROPERTY TYPE
           SINGLE FAMILY                                           94.60%
           2-4 FAMILY                                               0.57%
           CONDO                                                    3.79%
           PUD                                                      1.04%

OCCUPANCY STATUS

          PRIMARY HOME                                             99.73%
          INVESTMENT                                                0.27%
          SECOND                                                    0.00%

LOAN PURPOSE
         CASH-OUT REFI                                             59.58%
         PURCHASE                                                  34.71%
         RATE-TERM REFI                                             5.71%

GEOGRAPHIC DISTRIBUTION

                                               MI                  10.73%
                                               NC                   7.30%
                                               IL                   7.21%
------------------------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Origination Date.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
-----------------------------------------------------------------------------
                           NUMBER OF
                           MORTGAGE       ORIGINAL LOAN       % OF ORIGINAL
 RANGE OF BALANCES ($)       LOANS         BALANCE ($)       LOAN BALANCE (%)
-----------------------------------------------------------------------------
25,000.01  -  50,000.00         47        $  2,070,978.00          0.60
50,000.01  -  75,000.00        236          15,353,000.00          4.48
75,000.01  - 100,000.00        472          41,659,572.45         12.17
100,000.01 - 125,000.00        479          54,357,361.07         15.88
125,000.01 - 150,000.00        424          58,080,548.87         16.96
150,000.01 - 175,000.00        320          52,017,545.43         15.19
175,000.01 - 200,000.00        212          39,618,356.17         11.57
200,000.01 - 225,000.00        128          27,274,299.46          7.97
225,000.01 - 250,000.00         82          19,509,583.15          5.70
250,000.01 - 275,000.00         34           8,909,776.85          2.60
275,000.01 - 300,000.00         29           8,377,451.67          2.45
300,000.01 - 322,700.00         10           3,116,200.06          0.91
322,700.01 - 350,000.00         19           6,411,898.92          1.87
350,000.01 - 375,000.00          6           2,155,262.00          0.63
375,000.01 - 400,000.00          9           3,491,624.86          1.02
-----------------------------------------------------------------------------
Total:                       2,507        $342,403,458.96        100.00%
-----------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                           CURRENT MORTGAGE LOAN PRINCIPAL BALANCES
-----------------------------------------------------------------------------------------------
                           NUMBER OF
                           MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
 RANGE OF BALANCES ($)       LOANS       DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
-----------------------------------------------------------------------------------------------
25,000.01 - 50,000.00           49      $          2,161,365.03               0.63
50,000.01 - 75,000.00          235                15,261,191.77               4.48
75,000.01 - 100,000.00         474                41,680,992.65              12.24
100,000.01 - 125,000.00        485                54,904,366.27              16.12
125,000.01 - 150,000.00        419                57,270,307.50              16.81
150,000.01 - 175,000.00        326                52,889,462.09              15.53
175,000.01 - 200,000.00        203                37,862,233.76              11.12
200,000.01 - 225,000.00        128                27,133,194.28               7.97
225,000.01 - 250,000.00         83                19,670,267.28               5.77
250,000.01 - 275,000.00         33                 8,643,563.36               2.54
275,000.01 - 300,000.00         28                 8,058,100.80               2.37
300,000.01 - 322,700.00         11                 3,423,597.99               1.01
322,700.01 - 350,000.00         20                 6,755,178.92               1.98
350,000.01 - 375,000.00          4                 1,443,196.41               0.42
375,000.01 - 400,000.00          9                 3,477,520.06               1.02
-----------------------------------------------------------------------------------------------
Total:                       2,507      $        340,634,538.17             100.00%
-----------------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 MORTGAGE RATES
--------------------------------------------------------------------------------------
                    NUMBER OF
RANGE OF MORTGAGE   MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
    RATES (%)         LOANS      DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------
6.000 - 6.499           254     $         37,578,659.03              11.03
6.500 - 6.999           469               70,497,300.48               20.7
7.000 - 7.499           351               49,705,416.50              14.59
7.500 - 7.999           520               71,425,107.19              20.97
8.000 - 8.499           300               38,654,520.22              11.35
8.500 - 8.999           347               43,755,991.45              12.85
9.000 - 9.499           129               14,803,498.13               4.35
9.500 - 9.999           101               10,954,197.79               3.22
10.000 - 10.499          25                2,170,018.16               0.64
10.500 - 10.999           9                  923,310.46               0.27
11.000 - 11.499           2                  166,518.76               0.05
--------------------------------------------------------------------------------------
Total:                2,507     $        340,634,538.17             100.00%
--------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                            ORIGINAL TERM TO MATURITY
-----------------------------------------------------------------------------------
ORIGINAL TERM   NUMBER OF
TO MATURITY     MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
  (MONTHS)       LOANS        DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
-----------------------------------------------------------------------------------
349 - 360         2,507     $        340,634,538.17               100.00
-----------------------------------------------------------------------------------
Total:            2,507     $        340,634,538.17               100.00%
-----------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY
------------------------------------------------------------------------------
REMAINING
TERM TO     NUMBER OF
MATURITY    MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
(MONTHS)      LOAN       DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
------------------------------------------------------------------------------
313 - 348       168     $         23,062,892.68              6.77
349 - 360     2,339              317,571,645.49             93.23
------------------------------------------------------------------------------
Total:        2,507     $        340,634,538.17            100.00%
------------------------------------------------------------------------------

                                    SEASONING
--------------------------------------------------------------------------------
            NUMBER OF
SEASONING   MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
(MONTHS)      LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------
000 - 006     1,603     $        217,930,677.17              63.98
007 - 012       780              106,281,001.62               31.2
013 - 018       124               16,422,859.38               4.82
--------------------------------------------------------------------------------
Total:        2,507     $        340,634,538.17             100.00%
--------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                          ORIGINAL LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------------
                    NUMBER OF
RANGE OF ORIGINAL    MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  LTV RATIO (%)       LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------
25.01 - 30.00             3     $            149,344.38               0.04
35.01 - 40.00             1                  159,543.89               0.05
40.01 - 45.00             2                  104,812.54               0.03
45.01 - 50.00            10                1,456,675.72               0.43
50.01 - 55.00            13                1,955,047.64               0.57
55.01 - 60.00            14                1,455,671.76               0.43
60.01 - 65.00            17                2,339,202.57               0.69
65.01 - 70.00            28                3,557,245.22               1.04
70.01 - 75.00            80               10,320,502.09               3.03
75.01 - 80.00           298               37,429,989.62              10.99
80.01 - 85.00           142               19,384,817.81               5.69
85.01 - 90.00           492               66,015,842.66              19.38
90.01 - 95.00           442               65,124,764.45              19.12
95.01 - 100.00          965              131,181,077.82              38.51
--------------------------------------------------------------------------------------
 Total:               2,507     $        340,634,538.17             100.00%
--------------------------------------------------------------------------------------

------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 OCCUPANCY TYPE
--------------------------------------------------------------------------------------
                    NUMBER OF
                     MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
OCCUPANCY TYPE        LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------
Investor                 13     $            925,636.47              0.27
Primary               2,494              339,708,901.70             99.73
--------------------------------------------------------------------------------------
Total:                2,507     $        340,634,538.17            100.00%
--------------------------------------------------------------------------------------

                                 PROPERTY TYPE
--------------------------------------------------------------------------------------
                    NUMBER OF
                     MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
PROPERTY TYPE         LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------
2-4 Family               15     $          1,938,740.83              0.57
Condo                   104               12,914,280.09              3.79
PUD                      18                3,550,296.81              1.04
Single Family         2,370              322,231,220.44              94.6
--------------------------------------------------------------------------------------
Total:                2,507     $        340,634,538.17            100.00%
--------------------------------------------------------------------------------------

                                 LOAN PURPOSE
----------------------------------------------------------------------------------------
                     NUMBER OF
                      MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
   LOAN PURPOSE         LOANS     DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------
Cash-out Refinance     1,455     $        202,948,166.56             59.58
Purchase                 903              118,251,142.38             34.71
Rate-term Refinance      149               19,435,229.23              5.71
----------------------------------------------------------------------------------------
Total:                 2,507     $        340,634,538.17            100.00%
----------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                   DOCUMENTATION TYPE
---------------------------------------------------------------------------------------
                     NUMBER OF
DOCUMENTATION         MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
    TYPE               LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------
Full Doc                2,382    $        322,400,733.82            94.65
NIQ                       125              18,233,804.35             5.35
---------------------------------------------------------------------------------------
Total:                  2,507    $        340,634,538.17           100.00%
---------------------------------------------------------------------------------------

                                    CREDIT GRADE
---------------------------------------------------------------------------------------
                     NUMBER OF
                      MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
RISK GRADE             LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------
A                        299     $         41,778,514.19             12.26
A+                       237               32,127,575.54              9.43
B                        585               80,670,959.26             23.68
B+                       498               68,180,617.80             20.02
C                        324               41,900,923.58              12.3
C+                       391               55,346,287.62             16.25
C-                       173               20,629,660.18              6.06
---------------------------------------------------------------------------------------
Total:                 2,507     $        340,634,538.17            100.00%
---------------------------------------------------------------------------------------

                                    LOAN TYPE
---------------------------------------------------------------------------------------
                     NUMBER OF
                      MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
LOAN TYPE              LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------
2/28 ARM               2,420     $        328,508,469.78            96.44
3/27 ARM                  87               12,126,068.39             3.56
---------------------------------------------------------------------------------------
Total:                 2,507     $        340,634,538.17           100.00%
---------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                               GEOGRAPHICAL DISTRIBUTION
---------------------------------------------------------------------------------------
                     NUMBER OF
                      MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
   STATE               LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------
Alabama                   40     $          4,852,708.65            1.42
Arizona                   84               11,627,730.44            3.41
Arkansas                  20                1,970,377.15            0.58
Colorado                  46                7,736,681.02            2.27
Connecticut               22                4,101,795.23            1.20
Delaware                   7                1,268,957.05            0.37
Idaho                      5                  554,337.66            0.16
Illinois                 172               24,546,341.79            7.21
Indiana                  132               15,610,849.63            4.58
Iowa                      25                2,721,585.69            0.80
Kansas                    56                6,434,425.50            1.89
Kentucky                  45                5,577,398.56            1.64
Louisiana                 37                4,204,946.10            1.23
Maine                      2                  335,990.78            0.10
Maryland                  96               17,838,553.25            5.24
Massachusetts             23                4,512,419.69            1.32
Michigan                 280               36,564,428.67           10.73
Minnesota                 91               13,906,677.56            4.08
Mississippi               27                3,347,989.87            0.98
Missouri                 137               16,920,111.86            4.97
Nebraska                  21                2,684,651.78            0.79
Nevada                    29                4,294,623.33            1.26
New Hampshire             10                1,792,611.99            0.53
New Jersey                59                9,851,951.69            2.89
---------------------------------------------------------------------------------------

-----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

                              GEOGRAPHICAL DISTRIBUTION
---------------------------------------------------------------------------------------
                     NUMBER OF
                      MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
   STATE               LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------
New Mexico                 4                  515,648.40              0.15
New York                  26                4,356,901.00              1.28
North Carolina           190               24,870,482.69              7.30
North Dakota               2                  210,615.47              0.06
Ohio                     184               22,626,458.33              6.64
Oklahoma                  20                2,301,284.57              0.68
Oregon                    28                4,288,861.81              1.26
Pennsylvania              82               10,703,909.12              3.14
Rhode Island              10                1,496,749.18              0.44
South Carolina            66                7,587,063.41              2.23
South Dakota               1                  126,723.06              0.04
Tennessee                106               12,875,484.60              3.78
Texas                     53                6,671,956.00              1.96
Utah                      24                3,563,011.20              1.05
Virginia                 106               15,629,696.37              4.59
Washington                58                9,717,451.48              2.85
West Virginia             11                1,221,425.51              0.36
Wisconsin                 69                8,514,220.52              2.50
Wyoming                    1                   98,450.51              0.03
---------------------------------------------------------------------------------------
Total:                 2,507     $        340,634,538.17            100.00%
---------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                    GROSS MARGINS
---------------------------------------------------------------------------------------
                     NUMBER OF
RANGE OF GROSS        MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  MARGINS(%)           LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------
0.000 - 0.999              2     $            456,537.99               0.13
1.000 - 1.499              1                  122,748.77               0.04
2.500 - 2.999              3                  537,004.27               0.16
3.000 - 3.499              1                  158,578.86               0.05
3.500 - 3.999              3                  829,638.84               0.24
4.000 - 4.499              4                  500,190.16               0.15
4.500 - 4.999             16                2,676,449.51               0.79
5.000 - 5.499             62                9,544,024.51               2.80
5.500 - 5.999            164               24,434,241.85               7.17
6.000 - 6.499            358               50,862,596.38              14.93
6.500 - 6.999            468               67,015,151.15              19.67
7.000 - 7.499            407               56,712,193.75              16.65
7.500 - 7.999            402               52,883,409.86              15.52
8.000 - 8.499            271               33,064,562.16               9.71
8.500 - 8.999            176               21,078,685.82               6.19
9.000 - 9.499             93               10,972,172.88               3.22
9.500 - 9.999             44                4,592,273.58               1.35
10.000 - 10.499           13                1,611,398.10               0.47
10.500 - 10.999           10                1,288,059.72               0.38
11.000 - 11.499            5                  492,410.32               0.14
11.500 - 11.999            4                  802,209.69               0.24
---------------------------------------------------------------------------------------
 Total:                2,507     $        340,634,538.17             100.00%
---------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                         NEXT INTEREST RATE ADJUSTMENT DATE
---------------------------------------------------------------------------------------
                     NUMBER OF
NEXT INTEREST RATE    MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
 ADJUSTMENT DATE       LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------
May-04                      3    $            410,588.93               0.12
Jun-04                     13               1,592,741.39               0.47
Jul-04                     17               2,097,672.08               0.62
Aug-04                     24               3,145,784.61               0.92
Sep-04                     34               4,538,593.17               1.33
Oct-04                     43               5,944,683.66               1.75
Nov-04                     41               5,921,909.43               1.74
Dec-04                     65               9,110,873.96               2.67
Jan-05                     92              12,274,624.76               3.60
Feb-05                     95              12,257,794.29               3.60
Mar-05                    200              26,418,273.18               7.76
Apr-05                    406              55,591,645.07              16.32
May-05                    562              76,942,647.80              22.59
Jun-05                    470              63,756,667.19              18.72
Jul-05                    270              36,837,645.86              10.81
Aug-05                     87              11,865,241.52               3.48
Sep-05                      5                 803,540.92               0.24
Oct-05                      3                 561,959.33               0.16
Jan-06                      3                 368,103.85               0.11
Feb-06                      5                 620,555.39               0.18
Mar-06                     10               1,237,588.50               0.36
Apr-06                     18               2,535,759.46               0.74
May-06                     16               2,425,013.72               0.71
Jun-06                      9               1,366,315.04               0.40
Jul-06                     14               1,748,566.13               0.51
Aug-06                      1                 147,434.14               0.04
Sep-06                      1                 112,314.79               0.03
---------------------------------------------------------------------------------------
  Total:                2,507    $        340,634,538.17             100.00%
---------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                    MAXIMUM RATES
---------------------------------------------------------------------------------------
                     NUMBER OF
RANGE OF MAXIMUM      MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
   RATES (%)           LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------
10.000 - 10.499            1     $            179,307.71              0.05
11.000 - 11.499            3                  422,926.27              0.12
11.500 - 11.999            1                  138,165.83              0.04
12.000 - 12.499          189               27,446,868.42              8.06
12.500 - 12.999          327               47,915,247.15             14.07
13.000 - 13.499          288               40,774,555.58             11.97
13.500 - 13.999          451               63,641,642.43             18.68
14.000 - 14.499          286               37,381,599.50             10.97
14.500 - 14.999          400               52,394,327.61             15.38
15.000 - 15.499          202               26,510,441.74              7.78
15.500 - 15.999          216               27,587,930.60              8.10
16.000 - 16.499           74                8,402,688.26              2.47
16.500 - 16.999           50                5,738,222.02              1.68
17.000 - 17.499           12                1,133,905.96              0.33
17.500 - 17.999            5                  579,308.55              0.17
18.000 - 18.499            2                  387,400.54              0.11
---------------------------------------------------------------------------------------
Total:                 2,507     $        340,634,538.17            100.00%
---------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                    MINIMUM RATES
---------------------------------------------------------------------------------------
                     NUMBER OF
RANGE OF MINIMUM      MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
   RATES (%)           LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------
3.500 - 3.999              3     $            834,186.87               0.24
4.000 - 4.499              1                  156,625.19               0.05
4.500 - 4.999              4                  745,049.16               0.22
5.000 - 5.499             20                3,418,716.60               1.00
5.500 - 5.999             32                4,623,019.75               1.36
6.000 - 6.499            267               38,085,321.84              11.18
6.500 - 6.999            450               67,002,597.56              19.67
7.000 - 7.499            348               49,538,304.00              14.54
7.500 - 7.999            482               66,652,072.36              19.57
8.000 - 8.499            290               37,299,743.01              10.95
8.500 - 8.999            318               39,747,355.01              11.67
9.000 - 9.499            135               15,421,409.57               4.53
9.500 - 9.999             99               10,622,964.78               3.12
10.000 - 10.499           32                3,395,259.26               1.00
10.500 - 10.999           16                1,739,018.34               0.51
11.000 - 11.499            6                  550,685.18               0.16
11.500 - 11.999            4                  802,209.69               0.24
---------------------------------------------------------------------------------------
Total:                 2,507     $        340,634,538.17             100.00%
---------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                INITIAL PERIODIC RATE CAP
----------------------------------------------------------------------------------------
                       NUMBER OF
INITIAL PERIODIC       MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  RATE CAP(%)           LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------
0.00                        1    $            367,694.95              0.11
1.00                       52               7,615,688.80              2.24
1.50                        9               1,258,502.72              0.37
2.00                       79               9,002,737.30              2.64
3.00                    2,366             322,389,914.40             94.64
----------------------------------------------------------------------------------------
  Total:                2,507    $        340,634,538.17            100.00%
----------------------------------------------------------------------------------------

                            SUBSEQUENT PERIODIC RATE CAP
---------------------------------------------------------------------------------------
   SUBSEQUENT         NUMBER OF
PERIODIC RATE CAP     MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
      (%)               LOANS     DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------
1.00                   2,088     $        278,652,344.20              81.80
1.50                     411               61,024,016.71              17.91
2.00                       8                  958,177.26               0.28
---------------------------------------------------------------------------------------
  Total:               2,507     $        340,634,538.17             100.00%
---------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                               PREPAYMENT PENALTY TERM
---------------------------------------------------------------------------------------
   PREPAY            NUMBER OF
PENALTY TERM          MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  (MONTHS)             LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------
0.00                     421     $         57,368,322.88              16.84
5.00                       1                   83,477.92               0.02
9.00                       1                  123,150.72               0.04
11.00                      1                  183,552.72               0.05
12.00                     97               15,771,986.19               4.63
24.00                  1,485              202,057,613.71              59.32
30.00                     10                1,760,450.09               0.52
36.00                    491               63,285,983.94              18.58
Total:                 2,507     $        340,634,538.17             100.00%
---------------------------------------------------------------------------------------

                              CREDIT SCORE DISTRIBUTION
---------------------------------------------------------------------------------------
                     NUMBER OF
CREDIT SCORE          MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
   RANGE               LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------
500 - 525                  28     $          3,561,246.37               1.05
526 - 550                  75                8,051,901.97               2.36
551 - 575                 170               21,991,488.57               6.46
576 - 600                 265               36,063,078.94              10.59
601 - 625                 346               46,230,456.25              13.57
626 - 650                 464               64,212,995.75              18.85
651 - 675                 470               64,146,326.13              18.83
676 - 700                 320               45,288,876.82              13.30
701 - 725                 199               26,727,720.63               7.85
726 - 750                 106               15,865,130.48               4.66
751 - 775                  45                5,960,840.26               1.75
776 - 800                  17                2,180,152.93               0.64
801+                        2                  354,323.07               0.10
---------------------------------------------------------------------------------------
Total:                  2,507     $        340,634,538.17             100.00%
---------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                           TOTAL  COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                                             COLLATERAL SUMMARY         RANGES (IF APPLICABLE)
---------------------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                                      8,386
TOTAL OUTSTANDING LOAN BALANCE                             $    1,084,826,594.41
AVERAGE OUTSTANDING LOAN PRINCIPAL BALANCE                 $          129,361.63      $ 25,127.50 - $474,778.13
WA COUPON                                                                   7.55%                 6.00% - 12.15%
WA ORIGINAL TERM (MO.)                                                       335                      120 - 360
WA REMAINING TERM (MO.)                                                      329                      108 - 358
WA ORIGINAL LTV                                                            87.56%               10.36% - 100.00%
WA FICO                                                                      663                      501 - 820
1ST LIENS (%)                                                             100.00%
BALLOONS (%)                                                                5.30%
LOAN TYPE
      FIXED                                                                62.19%
      FIXED BALLOON                                                         5.30%
      TEASER                                                                1.10%
      2/28 ARM                                                             30.28%
      3/27 ARM                                                              1.12%

PROPERTY TYPE
        SINGLE FAMILY                                                      94.82%
        2-4 FAMILY                                                          1.27%
        CONDO                                                               3.11%
        PUD                                                                 0.80%

OCCUPANCY STATUS
       PRIMARY HOME
       INVESTMENT                                                          99.36%
       SECOND                                                               0.64%
                                                                            0.00%

LOAN PURPOSE
    CASH-OUT REFINANCE                                                     73.76%
    PURCHASE                                                               19.06%
    RATE/TERM REFINANCE                                                     7.18%

GEOGRAPHIC DISTRIBUTION

                                                               OH           7.82%
                                                               NY           5.98%
                                                               MI           5.89%
---------------------------------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Original Date.

               ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
-----------------------------------------------------------------------
                          NUMBER OF
                           MORTGAGE       ORIGINAL        % OF ORIGINAL
 RANGE OF BALANCES ($)      LOANS      LOAN BALANCE ($)    LOAN BALANCE
-----------------------------------------------------------------------
25,000.01  -  50,000.00       382     $   16,298,597.98       1.49
50,000.01  -  75,000.00     1,152         73,850,707.85       6.76
75,000.01  - 100,000.00     1,607        141,359,083.89      12.93
100,000.01 - 125,000.00     1,433        162,086,347.91      14.83
125,000.01 - 150,000.00     1,259        172,572,850.62      15.79
150,000.01 - 175,000.00       894        144,915,535.42      13.26
175,000.01 - 200,000.00       621        116,300,090.68      10.64
200,000.01 - 225,000.00       365         77,687,348.11       7.11
225,000.01 - 250,000.00       269         63,892,554.10       5.85
250,000.01 - 275,000.00       135         35,412,268.29       3.24
275,000.01 - 300,000.00        95         27,346,147.85       2.50
300,000.01 - 322,700.00        45         14,053,588.36       1.29
322,700.01 - 350,000.00        55         18,582,719.92       1.70
350,000.01 - 375,000.00        29         10,492,926.00       0.96
375,000.01 - 400,000.00        36         13,992,759.35       1.28
400,000.01 - 500,000.00         9          4,010,971.48       0.37
-----------------------------------------------------------------------
Total:                      8,386     $1,092,854,497.81     100.00
-----------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                          CURRENT MORTGAGE LOAN PRINCIPAL BALANCES
-----------------------------------------------------------------------------------------------------
                          NUMBER OF
                           MORTGAGE   STATISTICAL CALCULATION DATE  % OF STATISTICAL CALCULATION DATE
RANGE OF BALANCES ($)       LOANS           LOAN BALANCE ($)                LOAN BALANCE (%)
-----------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00         394     $         16,666,872.79                   1.54
50,000.01 - 75,000.00       1,164               74,413,784.48                   6.86
75,000.01 - 100,000.00      1,607              140,916,441.66                  12.99
100,000.01 - 125,000.00     1,458              164,654,696.03                  15.18
125,000.01 - 150,000.00     1,239              169,564,898.33                  15.63
150,000.01 - 175,000.00       904              146,394,349.12                  13.49
175,000.01 - 200,000.00       587              109,626,983.42                  10.11
200,000.01 - 225,000.00       370               78,398,359.03                   7.23
225,000.01 - 250,000.00       268               63,410,850.84                   5.85
250,000.01 - 275,000.00       132               34,573,661.41                   3.19
275,000.01 - 300,000.00        91               26,093,750.69                   2.41
300,000.01 - 322,700.00        47               14,624,051.71                   1.35
322,700.01 - 350,000.00        54               18,226,044.91                   1.68
350,000.01 - 375,000.00        30               10,852,819.63                   1.00
375,000.01 - 400,000.00        32               12,428,888.51                   1.15
400,000.01 - 500,000.00         9                3,980,141.85                   0.37
-----------------------------------------------------------------------------------------------------
Total:                      8,386     $      1,084,826,594.41                 100.00%
-----------------------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                     MORTGAGE RATES
--------------------------------------------------------------------------------------------
                          NUMBER OF
RANGE OF MORTGAGE          MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
    RATES(%)                LOANS       DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------------
6.000 - 6.499                 784     $        123,034,561.24              11.34
6.500 - 6.999               1,874              275,577,256.11              25.40
7.000 - 7.499               1,204              159,519,043.64              14.70
7.500 - 7.999               1,861              235,627,384.11              21.72
8.000 - 8.499                 865              101,956,202.82               9.40
8.500 - 8.999                 999              114,570,057.41              10.56
9.000 - 9.499                 368               36,257,747.63               3.34
9.500 - 9.999                 293               27,916,992.89               2.57
10.000 - 10.499                77                6,025,408.52               0.56
10.500 - 10.999                48                3,509,806.35               0.32
11.000 - 11.499                10                  634,222.33               0.06
11.500 - 11.999                 2                  122,278.21               0.01
12.000 - 12.999                 1                   75,633.15               0.01
--------------------------------------------------------------------------------------------
Total:                      8,386     $      1,084,826,594.41             100.00%
--------------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                       ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------------------
ORIGINAL TERM             NUMBER OF
 TO MATURITY               MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  (MONTHS)                  LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------------
097 - 132                      64     $          4,200,542.03               0.39
133 - 168                       5                  265,808.83               0.02
169 - 180                     928               99,923,209.66               9.21
181 - 204                       1                   49,544.28               0.00
205 - 240                     485               59,738,119.58               5.51
241 - 276                       2                   97,727.54               0.01
277 - 312                      48                5,711,674.26               0.53
313 - 348                       1                   75,887.02               0.01
349 - 360                   6,852              914,764,081.21              84.32
--------------------------------------------------------------------------------------------
Total:                      8,386     $      1,084,826,594.41             100.00%
--------------------------------------------------------------------------------------------

                                       REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------------------
 REMAINING
  TERM TO                 NUMBER OF
 MATURITY                  MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
 (MONTHS)                   LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------------
097 - 132                      64     $          4,200,542.03                0.39
133 - 168                      90                9,647,501.10                0.89
169 - 180                     843               90,541,517.39                8.35
181 - 216                       2                   97,459.04                0.01
217 - 228                      58                8,337,320.70                0.77
229 - 240                     426               51,352,884.12                4.73
241 - 276                       2                   97,727.54                0.01
277 - 312                      48                5,711,674.26                0.53
325 - 336                       1                   75,887.02                0.01
337 - 348                     342               47,504,292.93                4.38
349 - 360                   6,510              867,259,788.28               79.94
--------------------------------------------------------------------------------------------
Total:                      8,386     $      1,084,826,594.41              100.00%
--------------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date..

                                             SEASONING
--------------------------------------------------------------------------------------------
                          NUMBER OF
SEASONING                  MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
(MONTHS)                    LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------------
000 - 006                   4,536     $        581,751,375.54               53.63
007 - 012                   3,592              470,817,650.61               43.40
013 - 018                     256               32,107,224.65                2.96
019 - 024                       2                  150,343.61                0.01
--------------------------------------------------------------------------------------------
Total:                      8,386     $      1,084,826,594.41              100.00%
--------------------------------------------------------------------------------------------

                          ORIGINAL LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------------------
                          NUMBER OF
RANGE OF ORIGINAL          MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  LTV RATIO (%)              LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------------
0.01 - 25.00                   23     $          1,144,618.66                 0.11
25.01 - 30.00                  18                1,155,362.64                 0.11
30.01 - 35.00                  23                1,806,045.14                 0.17
35.01 - 40.00                  45                4,150,035.25                 0.38
40.01 - 45.00                  38                3,079,827.73                 0.28
45.01 - 50.00                  73                8,301,476.48                 0.77
50.01 - 55.00                  83                9,478,782.75                 0.87
55.01 - 60.00                 124               13,916,464.14                 1.28
60.01 - 65.00                 167               21,041,597.76                 1.94
65.01 - 70.00                 248               29,579,137.63                 2.73
70.01 - 75.00                 424               53,493,713.48                 4.93
75.01 - 80.00               1,248              161,865,599.19                14.92
80.01 - 85.00                 782              104,802,733.12                 9.66
85.01 - 90.00               1,516              194,231,857.25                17.90
90.01 - 95.00               1,247              174,345,445.22                16.07
95.01 - 100.00              2,327              302,433,897.97                27.88
--------------------------------------------------------------------------------------------
Total:                      8,386     $      1,084,826,594.41               100.00%
--------------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                     OCCUPANCY TYPE
--------------------------------------------------------------------------------------------
                          NUMBER OF
                           MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
OCCUPANCY TYPE              LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------------
Investor                       84     $          6,899,238.65               0.64
Primary                     8,302            1,077,927,355.76              99.36
--------------------------------------------------------------------------------------------
Total:                      8,386     $      1,084,826,594.41             100.00%
--------------------------------------------------------------------------------------------

                                       PROPERTY TYPE
--------------------------------------------------------------------------------------------
                          NUMBER OF
                           MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
PROPERTY TYPE               LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------------
2-4 Family                     92     $         13,811,507.71                1.27
Condo                         277               33,743,468.86                3.11
PUD                            52                8,677,681.28                0.80
Single Family               7,965            1,028,593,936.56               94.82
--------------------------------------------------------------------------------------------
Total:                      8,386     $      1,084,826,594.41              100.00%
--------------------------------------------------------------------------------------------

                                        LOAN PURPOSE
--------------------------------------------------------------------------------------------
                          NUMBER OF
                           MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  LOAN PURPOSE              LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------------
Cash-out Refinance          6,150     $        800,170,481.79               73.76
Purchase                    1,614              206,738,165.79               19.06
Rate-term Refinance           622               77,917,946.83                7.18
--------------------------------------------------------------------------------------------
Total:                      8,386     $      1,084,826,594.41              100.00%
--------------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                     DOCUMENTATION TYPE
--------------------------------------------------------------------------------------------
                          NUMBER OF
                           MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
DOCUMENTATION TYPE          LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------------
Full Doc                    7,981     $      1,025,286,474.34              94.51
NIQ                           405               59,540,120.07               5.49
--------------------------------------------------------------------------------------------
Total:                      8,386     $      1,084,826,594.41             100.00%
--------------------------------------------------------------------------------------------

                                       CREDIT GRADE
--------------------------------------------------------------------------------------------
                          NUMBER OF
                           MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
CREDIT GRADE                LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------------
A                           1,160     $        155,560,181.05             14.34
A+                          1,475              201,125,434.68             18.54
B                           1,703              217,712,300.29             20.07
B+                          1,621              217,370,744.09             20.04
C                             871              103,359,108.77              9.53
C+                          1,107              142,143,608.78             13.10
C-                            449               47,555,216.75              4.38
--------------------------------------------------------------------------------------------
Total:                      8,386     $      1,084,826,594.41            100.00%
--------------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                         LOAN TYPE
--------------------------------------------------------------------------------------------
                          NUMBER OF
                           MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  LOAN TYPE                 LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------------
2/28 ARM                    2,420     $        328,508,469.78               30.28
3/27 ARM                       87               12,126,068.39                1.12
Fixed Balloon                 464               57,512,071.65                5.30
Fixed                       5,308              674,698,218.57               62.19
Teaser                        107               11,981,766.02                1.10
--------------------------------------------------------------------------------------------
Total:                      8,386     $      1,084,826,594.41              100.00%
--------------------------------------------------------------------------------------------

                                GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------------------
                          NUMBER OF
                           MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
    STATE                   LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------------
Alabama                      240      $         24,657,783.92               2.27
Arizona                      179                23,416,098.34               2.16
Arkansas                      72                 6,612,440.02               0.61
Colorado                     103                17,096,089.34               1.58
Connecticut                  162                25,376,481.11               2.34
Delaware                      28                 3,699,850.96               0.34
Idaho                         24                 3,026,919.80               0.28
Illinois                     445                60,424,582.82               5.57
Indiana                      457                48,248,827.99               4.45
Iowa                          76                 7,746,710.57               0.71
Kansas                       125                12,863,362.33               1.19
Kentucky                     182                18,725,679.80               1.73
Louisiana                    135                14,060,361.31               1.30
Maine                         18                 2,745,424.60               0.25
Maryland                     298                53,653,314.10               4.95
Massachusetts                149                27,381,298.17               2.52
Michigan                     526                63,943,528.31               5.89
Minnesota                    220                34,288,693.18               3.16
Mississippi                   92                 8,659,715.23               0.80
--------------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                         GEOGRAPHICAL DISTRIBUTION
-----------------------------------------------------------------------------------------------------------
                      NUMBER OF MORTGAGE     STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
     STATE                  LOANS             DATE LOAN BALANCE ($)                DATE LOAN BALANCE (%)
-----------------------------------------------------------------------------------------------------------
Missouri                      297                  33,760,826.98                           3.11
Montana                         4                     336,716.81                           0.03
Nebraska                       47                   5,406,109.51                           0.50
Nevada                         65                  10,367,288.47                           0.96
New Hampshire                  49                   7,713,210.77                           0.71
New Jersey                    347                  57,220,731.48                           5.27
New Mexico                     18                   2,561,599.55                           0.24
New York                      374                  64,924,410.96                           5.98
North Carolina                466                  54,574,215.66                           5.03
North Dakota                    7                     639,132.36                           0.06
Ohio                          719                  84,809,865.08                           7.82
Oklahoma                       62                   5,792,065.38                           0.53
Oregon                         92                  13,782,218.74                           1.27
Pennsylvania                  533                  63,541,050.38                           5.86
Rhode Island                   53                   8,061,056.63                           0.74
South Carolina                219                  22,425,987.51                           2.07
South Dakota                    9                   1,083,381.37                           0.10
Tennessee                     467                  53,064,686.73                           4.89
Texas                         200                  22,496,593.84                           2.07
Utah                           60                   8,986,590.78                           0.83
Vermont                         3                     453,380.07                           0.04
Virginia                      436                  63,041,857.06                           5.81
Washington                    143                  23,157,734.36                           2.13
West Virginia                  61                   5,378,415.79                           0.50
Wisconsin                     119                  14,104,321.74                           1.30
Wyoming                         5                     515,984.50                           0.05
-----------------------------------------------------------------------------------------------------------
Total:                      8,386              $1,084,826,594.41                         100.00%
-----------------------------------------------------------------------------------------------------------

--------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                           PREPAYMENT PENALTY TERM
-----------------------------------------------------------------------------------------------------------
   PREPAY         NUMBER OF
PENALTY TERM      MORTGAGE                STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
  (MONTHS)         LOANS                   DATE LOAN BALANCE ($)                    DATE LOAN BALANCE (%)
-----------------------------------------------------------------------------------------------------------
    0               2,081                    $  266,965,614.24                              24.61
    3                   2                           291,877.50                               0.03
    5                   2                           283,571.12                               0.03
    9                   1                           123,150.72                               0.01
   11                   1                           183,552.72                               0.02
   12                 303                        49,434,668.08                               4.56
   24               1,739                       237,583,510.66                              21.90
   30                  16                         2,881,704.36                               0.27
   36               4,241                       527,078,945.01                              48.59
-----------------------------------------------------------------------------------------------------------
   Total:           8,386                    $1,084,826,594.41                             100.00%
-----------------------------------------------------------------------------------------------------------

                                              CREDIT SCORE DISTRIBUTION
-----------------------------------------------------------------------------------------------------------
                     NUMBER OF
CREDIT SCORE         MORTGAGE             STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
    RANGE             LOANS                DATE LOAN BALANCE ($)                    DATE LOAN BALANCE (%)
-----------------------------------------------------------------------------------------------------------
500 - 525                 62                  $    7,164,320.19                             0.66
526 - 550                196                      20,591,127.58                             1.90
551 - 575                424                      51,708,934.39                             4.77
576 - 600                666                      80,085,204.21                             7.38
601 - 625                931                     114,930,156.00                            10.59
626 - 650              1,346                     170,837,701.78                            15.75
651 - 675              1,465                     192,249,957.53                            17.72
676 - 700              1,215                     162,297,281.44                            14.96
701 - 725                882                     119,755,561.88                            11.04
726 - 750                657                      92,089,233.37                             8.49
751 - 775                373                      50,425,613.12                             4.65
776 - 800                147                      19,403,066.46                             1.79
801+                      22                       3,288,436.46                             0.30
-----------------------------------------------------------------------------------------------------------
Total:                 8,386                  $1,084,826,594.41                           100.00%
-----------------------------------------------------------------------------------------------------------

-------------
 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                             PRELIMINARY TERM SHEET

                         [CITIFINANCIAL MORTGAGE LOGO]

                  CITIFINANCIAL MORTGAGE SECURITIES INC. 2003-4
                $[917,629,000] OFFERED CERTIFICATES (APPROXIMATE)

          CITIFINANCIAL MORTGAGE COMPANY, INC. (ORIGINATOR & SERVICER)
                 CITIFINANCIAL MORTGAGE SECURITIES INC. (ISSUER)

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                   STRUCTURE OVERVIEW - GROUP I CERTIFICATES

                                             TO 10% OPTIONAL TERMINATION
----------------------------------------------------------------------------------------------------------------------
                                                          Est.    Est. Prin.   Expected     Stated         Expected
             Approx.                                      WAL      Window        Final       Final          Ratings
Class    Size ($) (1)(2)          Type         Bmark     (yrs)      (mos)      Maturity    Maturity      (S&P/Moody's)
----------------------------------------------------------------------------------------------------------------------
AF-1     [289,235,000]     Floater - Senior     1mL       0.80        1-21     Aug 2005    Oct 2033        AAA / Aaa
---------------------------------------------------------------------------------------------------------------------
AF-2      [71,338,000]      Fixed - Senior     SWAPS      2.00       21-28     Mar 2006    Oct 2033        AAA / Aaa
---------------------------------------------------------------------------------------------------------------------
AF-3     [109,222,000]      Fixed - Senior     SWAPS      3.00       28-50     Jan 2008    Oct 2033        AAA / Aaa
---------------------------------------------------------------------------------------------------------------------
AF-4      [46,307,000]      Fixed - Senior     SWAPS      5.00       50-74     Jan 2010    Oct 2033        AAA / Aaa
---------------------------------------------------------------------------------------------------------------------
AF-5      [43,530,000]      Fixed - Senior     SWAPS      7.63       74-95     Oct 2011    Oct 2033        AAA / Aaa
---------------------------------------------------------------------------------------------------------------------
AF-6      [74,419,000]    Fixed - Senior NAS   SWAPS      6.48       40-95     Oct 2011    Oct 2033        AAA / Aaa
---------------------------------------------------------------------------------------------------------------------
MF-1      [22,326,000]       Fixed - Mezz      SWAPS      5.44       39-95     Oct 2011    Oct 2033        AA+ / Aa1
---------------------------------------------------------------------------------------------------------------------
MF-2      [16,744,000]       Fixed - Mezz      SWAPS      5.43       38-95     Oct 2011    Oct 2033         AA / Aa2
---------------------------------------------------------------------------------------------------------------------
MF-3      [11,163,000]       Fixed - Mezz      SWAPS      5.42       38-95     Oct 2011    Oct 2033        AA- / Aa3
---------------------------------------------------------------------------------------------------------------------
MF-4      [13,023,000]       Fixed - Mezz      SWAPS      5.42       38-95     Oct 2011    Oct 2033         A+ / A1
---------------------------------------------------------------------------------------------------------------------
MF-5       [9,303,000]       Fixed - Mezz      SWAPS      5.42       38-95     Oct 2011    Oct 2033          A / A2
---------------------------------------------------------------------------------------------------------------------
MF-6       [9,302,000]       Fixed - Mezz      SWAPS      5.41       37-95     Oct 2011    Oct 2033         A- / A3
---------------------------------------------------------------------------------------------------------------------
MF-7      [13,024,000]       Fixed - Mezz      SWAPS      5.41       37-95     Oct 2011    Oct 2033       BBB+ / Baa1
---------------------------------------------------------------------------------------------------------------------
MF-8       [7,069,000]       Fixed - Mezz      SWAPS      5.41       37-95     Oct 2011    Oct 2033        BBB / Baa2
---------------------------------------------------------------------------------------------------------------------

                                                     TO MATURITY
---------------------------------------------------------------------------------------------------------------------
                                                          Est.    Est. Prin.   Expected     Stated         Expected
             Approx.                                      WAL      Window       Final       Final          Ratings
Class    Size ($) (1)(2)          Type         Bmark     (yrs)      (mos)      Maturity    Maturity      (S&P/Moody's)
---------------------------------------------------------------------------------------------------------------------
AF-1      [289,235,000]    Floater - Senior     1mL       0.80       1-21       Aug 2005    Oct 2033       AAA / Aaa
---------------------------------------------------------------------------------------------------------------------
AF-2       [71,338,000]     Fixed - Senior     SWAPS      2.00       21-28      Mar 2006    Oct 2033       AAA / Aaa
---------------------------------------------------------------------------------------------------------------------
AF-3      [109,222,000]     Fixed - Senior     SWAPS      3.00       28-50      Jan 2008    Oct 2033       AAA / Aaa
---------------------------------------------------------------------------------------------------------------------
AF-4       [46,307,000]     Fixed - Senior     SWAPS      5.00       50-74      Jan 2010    Oct 2033       AAA / Aaa
---------------------------------------------------------------------------------------------------------------------
AF-5       [43,530,000]     Fixed - Senior     SWAPS     11.04      74-215      Oct 2021    Oct 2033       AAA / Aaa
---------------------------------------------------------------------------------------------------------------------
AF-6       [74,419,000]   Fixed - Senior NAS   SWAPS      6.81      40-213      Aug 2021    Oct 2033       AAA / Aaa
---------------------------------------------------------------------------------------------------------------------
MF-1       [22,326,000]      Fixed - Mezz      SWAPS      6.11      39-176      Jul 2018    Oct 2033       AA+ / Aa1
---------------------------------------------------------------------------------------------------------------------
MF-2       [16,744,000]      Fixed - Mezz      SWAPS      6.09      38-172      Mar 2018    Oct 2033        AA / Aa2
---------------------------------------------------------------------------------------------------------------------
MF-3       [11,163,000]      Fixed - Mezz      SWAPS      6.06      38-165      Aug 2017    Oct 2033       AA- / Aa3
---------------------------------------------------------------------------------------------------------------------
MF-4       [13,023,000]      Fixed - Mezz      SWAPS      6.03      38-160      Mar 2017    Oct 2033        A+ / A1
---------------------------------------------------------------------------------------------------------------------
MF-5        [9,303,000]      Fixed - Mezz      SWAPS      6.00      38-153      Aug 2016    Oct 2033         A / A2
---------------------------------------------------------------------------------------------------------------------
MF-6        [9,302,000]      Fixed - Mezz      SWAPS      5.96      37-147      Feb 2016    Oct 2033        A- / A3
---------------------------------------------------------------------------------------------------------------------
MF-7       [13,024,000]      Fixed - Mezz      SWAPS      5.89      37-140      Jul 2015    Oct 2033      BBB+ / Baa1
---------------------------------------------------------------------------------------------------------------------
MF-8        [7,069,000]      Fixed - Mezz      SWAPS      5.80      37-127      Jun 2014    Oct 2033       BBB / Baa2
---------------------------------------------------------------------------------------------------------------------

            PRICING SPEED
-------------------------------------
GROUP I - FIXED               23% HEP
GROUP II - ARMS               28% CPR
-------------------------------------

(1) Certificate sizes are subject to a variance of +/- 5%

(2) Certificate sizes are subject to final rating agency approval

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                   STRUCTURE OVERVIEW - GROUP II CERTIFICATES

                                             TO 10% OPTIONAL TERMINATION
----------------------------------------------------------------------------------------------------------------------
                                                          Est.    Est. Prin.   Expected     Stated         Expected
             Approx.                                      WAL      Window        Final       Final          Ratings
Class    Size ($) (1)(2)          Type         Bmark     (yrs)      (mos)      Maturity    Maturity      (S&P/Moody's)
----------------------------------------------------------------------------------------------------------------------
AV-1      [283,578,000]    Floater - Senior     1mL       2.18       1-95      Oct 2011    Oct 2033        AAA / Aaa
----------------------------------------------------------------------------------------------------------------------
MV-1       [22,993,000]     Floater - Mezz      1mL       4.99      42-95      Oct 2011    Oct 2033        AA+ / Aa1
----------------------------------------------------------------------------------------------------------------------
MV-2        [5,961,000]     Floater - Mezz      1mL       4.90      41-95      Oct 2011    Oct 2033        AA- / Aa3
----------------------------------------------------------------------------------------------------------------------
MV-3        [5,961,000]     Floater - Mezz      1mL       4.87      40-95      Oct 2011    Oct 2033         A+ / A1
----------------------------------------------------------------------------------------------------------------------
MV-4        [5,961,000]     Floater - Mezz      1mL       4.85      39-95      Oct 2011    Oct 2033          A / A2
----------------------------------------------------------------------------------------------------------------------
MV-5        [5,109,000]     Floater - Mezz      1mL       4.83      39-95      Oct 2011    Oct 2033         A- / A3
----------------------------------------------------------------------------------------------------------------------
MV-6        [6,813,000]     Floater - Mezz      1mL       4.81      38-95      Oct 2011    Oct 2033       BBB+ / Baa1
----------------------------------------------------------------------------------------------------------------------
MV-7        [4,258,000]     Floater - Mezz      1mL       4.80      38-95      Oct 2011    Oct 2033        BBB / Baa2
----------------------------------------------------------------------------------------------------------------------

                                                     TO MATURITY
----------------------------------------------------------------------------------------------------------------------
                                                          Est.    Est. Prin.   Expected     Stated         Expected
             Approx.                                      WAL      Window        Final       Final          Ratings
Class    Size ($) (1)(2)          Type         Bmark     (yrs)      (mos)      Maturity    Maturity      (S&P/Moody's)
----------------------------------------------------------------------------------------------------------------------
AV-1      [283,578,000]   Floater - Senior      1mL       2.30       1-184     Mar 2019    Oct 2033        AAA / Aaa
----------------------------------------------------------------------------------------------------------------------
MV-1       [22,993,000]    Floater - Mezz       1mL       5.30      42-154     Sep 2016    Oct 2033        AA+ / Aa1
----------------------------------------------------------------------------------------------------------------------
MV-2        [5,961,000]    Floater - Mezz       1mL       5.18      41-140     Jul 2015    Oct 2033        AA- / Aa3
----------------------------------------------------------------------------------------------------------------------
MV-3        [5,961,000]    Floater - Mezz       1mL       5.13      40-135     Feb 2015    Oct 2033         A+ / A1
----------------------------------------------------------------------------------------------------------------------
MV-4        [5,961,000]    Floater - Mezz       1mL       5.09      39-130     Sep 2014    Oct 2033          A / A2
----------------------------------------------------------------------------------------------------------------------
MV-5        [5,109,000]    Floater - Mezz       1mL       5.03      39-123     Feb 2014    Oct 2033         A- / A3
----------------------------------------------------------------------------------------------------------------------
MV-6        [6,813,000]    Floater - Mezz       1mL       4.95      38-116     Jul 2013    Oct 2033       BBB+ / Baa1
----------------------------------------------------------------------------------------------------------------------
MV-7        [4,258,000]    Floater - Mezz       1mL       4.85      38-104     Jul 2012    Oct 2033        BBB / Baa2
----------------------------------------------------------------------------------------------------------------------

            PRICING SPEED
-------------------------------------
GROUP I - FIXED               23% HEP
GROUP II - ARMs               28% CPR
-------------------------------------

(1) Certificate sizes are subject to a variance of +/- 5%

(2) Certificate sizes are subject to final rating agency approval

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Transaction:                            CitiFinancial Mortgage Securities Inc.
                                        REMIC Pass-Through Certificates, Series 2003-4

Certificates Offered:                   $[634,051,000] Group I Senior Certificates
                                        $[283,578,000] Group II Senior
                                        Certificates (each subject to a variance
                                        of 5%)

Issuer:                                 CitiFinancial Mortgage Securities Inc.

Originator and Servicer:                CitiFinancial Mortgage Company, Inc.

Servicer Fee:                           0.50% per annum

Trustee:                                U.S. Bank National Association

Administrative Fee:                     0.02% per annum

Note Custodian:                         Wachovia Bank, N.A.

Group I Certificates:                   Class AF-1, Class AF-2, Class AF-3,
                                        Class AF-4, Class AF-5, Class AF-6, Class MF-1,
                                        Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class
                                        MF-8 Certificates

Group II Certificates:                  Class AV-1, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6
                                        and Class MV-7 Certificates

Group I Senior Certificates:            Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6
                                        Certificates

Group I Subordinate Certificates:       Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7
                                        and Class MF-8 Certificates

Group II Senior Certificates:           Class AV-1 Certificates

Group II Subordinate Certificates:      Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class
                                        MV-7 Certificates

The Offered Certificates:               Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class
                                        AV-1 Certificates

The Non-Offered Certificates:           Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7,
                                        Class MF-8, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and
                                        Class MV-7 Certificates

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Certificate Ratings:             The Offered Certificates are expected to receive ratings of AAA/Aaa/AAA from
                                 Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.
                                 ("S&P") , and Moody's Investors Service, Inc. ("Moody's")

Underwriters:                    Citigroup Global Markets Inc. (lead manager)
                                 Banc One Capital Markets, Inc. (co-manager)
                                 Greenwich Capital Markets (co-manager)

Pricing Date:                    November [18], 2003

Settlement Date:                 November 25, 2003

Record Date:                     For the Group I Certificates, with the exception of the Class AF-1
                                 Certificates, the last business day of the month preceding the month in which the Distribution Date occurs. For the Class AF-1 Certificates and the Group II
                                 Certificates, the business day immediately preceding the Distribution Date.

Distribution Date:               25th of each month, or the next succeeding Business Day
                                 (First Payment Date: December 26, 2003)

Cut-Off Date:                    November 1, 2003

Statistical Calculation Date:    November 1, 2003

Delay Days:                      24 days on the Group I Certificates (with the exception of the Class AF-1
                                 Certificates); 0 days on the Class AF-1 Certificates and the Group II Certificates

Day Count:                       30/360 on Group I Certificates (with the exception of the Class AF-1 Certificates);
                                 Actual /360 on the Class AF-1 Certificates and the Group II Certificates

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Accrued Interest:                With the exception of the Class AF-1 Certificates, the Group I
                                 Certificates settle with accrued interest from November 1, 2003. The
                                 Class AF-1 Certificates and the Group II Certificates settle flat (no accrued interest).

Interest  Accrual Period:        With respect to the Group I Certificates (with the exception of the
                                 Class AF-1 Certificates), interest accrues during the month preceding the current Distribution Date.

                                 With respect to the Class AF-1 Certificates and the Group II
                                 Certificates, interest accrues from the previous Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to the day prior to the current Distribution Date.

Clearing:                        DTC, Euroclear or Clearstream

SMMEA Eligibility:               The Offered Certificates are expected to be SMMEA eligible.

ERISA Eligibility:               The Offered Certificates are expected to be ERISA eligible.

Tax Status:                      One or more REMICs for Federal income tax purposes

Company Profile:                 CitiFinancial Mortgage Company, Inc. ("CFMC" or the "Company") is a
                                 subsidiary of CitiFinancial Credit Company ("CitiFinancial"), which is a wholly-owned subsidiary of Citigroup (symbol "C" on the NYSE and rated
                                 AA+/Aa1/AA- by Fitch, Moody's and S&P). CitiFinancial traces its roots back to Commercial Credit Corporation, a consumer finance company that was founded in 1912. CFMC, headquartered in Irving, Texas, provides primarily sub-prime mortgage loans nationwide through direct and indirect channels. In November of 2000, Citigroup completed its merger with Associates First Capital Corporation and merged its mortgage operations with the CitiFinancial real estate lending operations to form
                                 CFMC.

                                 CFMC currently has over 3,000 employees. The Company has a serviced loan portfolio of approximately $23 billion, with origination volume of approximately $580 million per month. The Company operates a centralized
                                 Servicing Department out of four locations, three in Texas and one in
                                 Arizona. CFMC's servicing is rated RPS3+ by Fitch Ratings. CFMC has been placed on S&P's select list as servicer and special servicer.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Senior Certificates Interest     The monthly Pass-Through Rates of the Group I Senior Certificates will be as follows:
Rates:
                                              Class AF-1: The lesser of:
                                                                   (i) 1-month LIBOR + [TBD]%
                                                                  (ii) The Group I Net WAC Cap
                                              Class AF-2 [TBD]%
                                              Class AF-3 [TBD]%
                                              Class AF-4 [TBD]%
                                              Class AF-5 [TBD]%
                                              Class AF-6 [TBD]%

                                         For any Distribution Date, the Pass-Through Rate for the Class
                                         AF-1 Certificates is limited to the Group I Net WAC Cap. The
                                         Class AF-1 Certificates will be entitled to recover the
                                         resulting Group I Net WAC Cap Carryover on such Distribution
                                         Date or future Distribution Dates to the extent of available funds.

Group I Subordinate Certificates         The monthly Pass-Through Rates on the Group I Subordinate Certificates will be
Interest Rates:                          as follows:
                                              Class MF-1 [TBD]%
                                              Class MF-2 [TBD]%
                                              Class MF-3 [TBD]%
                                              Class MF-4 [TBD]%
                                              Class MF-5 [TBD]%
                                              Class MF-6 [TBD]%
                                              Class MF-7 [TBD]%
                                              Class MF-8 [TBD]%

Group II Senior Certificates Interest    The monthly Pass-Through Rate of the Group II Senior Certificates will be as
Rate:                                    follows:
                                         Class AV-1: The lesser of:
                                                                   (i) 1-month LIBOR + [TBD]%
                                                                  (ii) The Group II Net WAC Cap

                                         For any Distribution Date, the Pass-Through Rate for the Group
                                         II Senior Certificates is limited to the Group II Net WAC Cap.
                                         The Group II Senior Certificates will be entitled to recover the resulting Group II Net WAC Cap Carryover on such Distribution
                                         Date or future Distribution Dates to the extent of available funds.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Subordinate   The monthly Pass-Through Rates on the Group II Subordinate Certificates will be as follows:
Interest Rates:        Class MV-1: The lesser of:
                                         (i) 1-month LIBOR + [TBD]%
                                        (ii) The Group II Net WAC Cap
                       Class MV-2: The lesser of:
                                         (i) 1-month LIBOR + [TBD]%
                                        (ii) The Group II Net WAC Cap
                       Class MV-3: The lesser of:
                                         (i) 1-month LIBOR + [TBD]%
                                        (ii) The Group II Net WAC Cap
                       Class MV-4: The lesser of:
                                         (i) 1-month LIBOR + [TBD]%
                                        (ii) The Group II Net WAC Cap
                       Class MV-5: The lesser of:
                                         (i) 1-month LIBOR + [TBD]%
                                        (ii) The Group II Net WAC Cap
                       Class MV-6: The lesser of:
                                         (i) 1-month LIBOR + [TBD]%
                                        (ii) The Group II Net WAC Cap
                       Class MV-7: The lesser of:
                                         (i) 1-month LIBOR + [TBD]%
                                        (ii) The Group II Net WAC Cap

                       For any Distribution Date, the Pass-Through Rates for the Group II Subordinate
                       Certificates are limited to the Group II Net WAC Cap. The Group II Subordinate
                       Certificates will be entitled to recover the resulting Group II Net WAC Cap
                       Carryover on such Distribution Date or future Distribution Dates to the extent of available funds.

Excess Interest:       The initial weighted average net coupon of the Mortgage Loans will be greater than the weighted average interest rates on the Certificates, resulting in Excess Interest calculated approximately in the following manner:

                       Group I -Fixed
                       Initial Gross WAC(2):                                          [7.50]%
                           Less Fees and Expenses:(1)                                 (0.52)%
                           Initial Certificate Coupon (approx)(2):                   [(3.25)]%
                                                                                     ------
                       Approximate Initial Excess Interest(2):                        [3.73]%

                       Group II - ARMs
                       Initial Gross WAC(2):                                          [7.67]%
                           Less Fees and Expenses:(1)                                 (0.52)%
                           Initial Certificate Coupon (approx)(2):                   [(1.58)]%
                                                                                     ------
                       Approximate Initial Excess Interest(2):                        [5.57]%

                       (1) Includes Servicer Fee Rate and Administrative Fee Rate
                       (2) This amount will vary on each distribution date based on changes to:
                                 (i) Interest rates on the mortgage loans, and/or
                                (ii) The Certificate Pass-Through Rate

                          PRELIMINARY SUMMARY OF TERMS

Delinquency  Advances: The Servicer will advance delinquent interest and principal to the trust out of its own funds or out of collections on the Mortgage Loans that are not required to be distributed on the related Distribution Date, as long as the
                       Servicer, in its sole discretion, deems such amounts to be recoverable. The
                       Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

Servicing Advances:    The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of that Mortgage Loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems such costs to be recoverable. The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Compensating Interest: The Servicer will be required to remit any interest shortfalls due to the receipt of less than 30 days of accrued interest with a full or partial prepayment to the extent funds are available after making other required distributions on the related Distribution
                       Date, subject to a maximum of 50% of the Servicer Fee.

Group I Net WAC Cap    The Certificate Interest Rate of the Class AF-1 Certificates adjusts monthly and is equal to the lesser of (i) one month LIBOR plus the applicable margin (the "Formula Rate") and
                       (ii) the Group I Net WAC Cap. As to any Distribution Date and the Class AF-1 Certificates,
                       the Group I Net WAC Cap is equal to the product of (i) the weighted average interest rate of the Group I Mortgage Loans less the Servicer Fee Rate and the Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group I Net WAC Cap    As to any Distribution Date and the Class AF-1 Certificates, the sum of (a) the excess, if
Carryover:             any, of the amount payable under the related Formula Rate over the amount payable due to the Group I Net WAC Cap for such Class and such Distribution Date, (b) any Group I Net WAC
                       Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the related Formula Rate.

Group II Net WAC Cap:  The Certificate Interest Rates of the Group II Senior Certificates and the Group II Subordinate
                       Certificates adjust monthly and are equal to the lesser of (i) one month LIBOR plus the applicable margin (the "Formula Rate") and (ii) the Group II Net WAC Cap. As to any
                       Distribution Date and the Group II Senior Certificates and the Group II Subordinate
                       Certificates, the Group II Net WAC Cap is equal to the product of (i) the weighted average interest rate of the Group II Mortgage Loans less the Servicer Fee Rate and the
                       Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group II Net WAC Cap   As to any Distribution Date and the Group II Senior Certificates and the Group II
Carryover:             Subordinate Certificates, the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the amount payable due to the Group II Net WAC Cap for the related class and Distribution Date, (b) any Group II Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b)
                       calculated at the related Formula Rate.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Principal Distribution     On any Distribution Date, the lesser of (i) the outstanding principal balance of the
Amount:                            Group I Certificates and (ii) the aggregate principal collections on the Group I
                                   Mortgage Loans minus any Group I Subordination Decrease Amount plus any Group I
                                   Subordination Increase Amount.

Group I Senior Principal           Prior to the Group I Stepdown Date or while a Group I Trigger Event is in effect, the
Distribution Amount:               Group I Senior Principal Distribution Amount will equal 100% of the Group I Principal
                                   Distribution Amount.

                                   On or after the Group I Stepdown Date, assuming a Group I Trigger Event is not in effect, the Group I Senior Principal Distribution Amount will equal the lesser of (i) the Group I Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Group I Senior Certificates over the lesser of (a) approximately [65.00]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b)
                                   the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

                                   The remaining principal amount, if any, will be allocated to the Group I
                                   Subordinate Certificates to maintain their respective Group I Stepdown
                                   Percentages.

Class AF-6 Principal               On any Distribution Date, the Class AF-6 Principal Distribution Amount is equal to the
Distribution Amount:               Class AF-6 Lockout Percentage multiplied by the Class AF-6 Pro-Rata Allocation
                                   Percentage of the Group I Senior Principal Distribution Amount. The Class AF-6
                                   Pro-Rata Allocation Percentage (the "Class AF-6 Pro-Rata Allocation Percentage")
                                   is equal to the outstanding principal balance of the Class AF-6 Certificates divided by the aggregate outstanding principal balance of the Class AF-1, Class
                                   AF-2, Class AF-3, Class AF-4 , Class AF-5 and Class AF-6 Certificates.

                                   The Class AF-6 Lockout Percentage is equal to the following:

Distribution Dates    Class AF-6 Lockout Percentage
------------------    -----------------------------
      1 - 36                        0%
     37 - 60                       45%
     61 - 72                       80%
     73 - 84                      100%
85 and therafter                  300%

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MF-1 Principal             (i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I
Distribution Amount:             Trigger Event is in effect, zero if any of the Group I Senior Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the Group I
                                 Senior Certificates have been reduced to zero; (ii) on or after the Group I
                                 Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the
                                 Group I Senior Certificates after distribution of the Group I Senior Principal
                                 Distribution Amount on the related Distribution Date and (b) the outstanding principal balance of the Class MF-1 Certificates immediately prior to the related
                                 Distribution Date over (ii) the lesser of (a) approximately [71.00]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I
                                 Mortgage Loans as of the last day of the related Due Period minus the Group I OC
                                 Floor.

Class MF-2 Principal             (i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I
Distribution Amount:             Trigger Event is in effect, zero if any of the Group I Senior or Class MF-1
                                 Certificates remain outstanding; 100% of the Group I Principal Distribution Amount
                                 if the Group I Senior and Class MF-1 Certificates have been reduced to zero; (ii)
                                 on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior and Class MF-1 Certificates after distribution of the Group I Senior and Class MF-1 Principal Distribution Amounts,
                                 respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MF-2 Certificates immediately prior to the related
                                 Distribution Date over (ii) the lesser of (a) approximately [75.50]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I
                                 Mortgage Loans as of the last day of the related Due Period minus the Group I OC
                                 Floor.

Class MF-3 Principal             (i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I
Distribution Amount:             Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1 or Class MF-2
                                 Certificates remain outstanding; 100% of the Group I Principal Distribution Amount
                                 if the Group I Senior, Class MF-1 and Class MF-2 Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I
                                 Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1 and Class MF-2
                                 Certificates after distribution of the Group I Senior, Class MF-1 and Class MF-2
                                 Principal Distribution Amounts, respectively, on the related Distribution Date and
                                 (b) the outstanding principal balance of the Class MF-3 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately
                                 [78.50]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MF-4 Principal             (i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I
Distribution Amount:             Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2 or Class MF-3 Certificates remain outstanding; 100% of the Group I Principal
                                 Distribution Amount if the Group I Senior, Class MF-1, Class MF-2 and Class MF-3
                                 Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior,
                                 Class MF-1, Class MF-2 and Class MF-3 Certificates after distribution of the Group
                                 I Senior, Class MF-1, Class MF-2 and Class MF-3 Principal Distribution Amounts,
                                 respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MF-4 Certificates immediately prior to the related
                                 Distribution Date over (ii) the lesser of (a) approximately [82.00]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I
                                 Mortgage Loans as of the last day of the related Due Period minus the Group I OC
                                 Floor.

Class MF-5 Principal             (i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I
Distribution Amount:             Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2,
                                 Class MF-3 or Class MF-4 Certificates remain outstanding; 100% of the Group I
                                 Principal Distribution Amount if the Group I Senior, Class MF-1, Class MF-2, Class
                                 MF-3 and Class MF-4 Certificates have been reduced to zero; (ii) on or after the
                                 Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1, Class MF-2, Class MF-3 and Class MF-4 Certificates
                                 after distribution of the Group I Senior, Class MF-1, Class MF-2, Class MF-3 and
                                 Class MF-4 Principal Distribution Amounts, respectively, on the related
                                 Distribution Date and (b) the outstanding principal balance of the Class MF-5
                                 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [84.50]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b)
                                 the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

Class MF-6 Principal             (i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I
Distribution Amount:             Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2,
                                 Class MF-3, Class MF-4 or Class MF-5 Certificates remain outstanding; 100% of the
                                 Group I Principal Distribution Amount if the Group I Senior, Class MF-1, Class
                                 MF-2, Class MF-3, Class MF-4 and Class MF-5 Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I
                                 Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1, Class MF-2, Class
                                 MF-3, Class MF-4, and Class MF-5 Certificates after distribution of the Group I
                                 Senior, Class MF-1, Class MF-2, Class MF-3, Class MF-4 and Class MF-5 Principal
                                 Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MF-6 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [87.00]%
                                 times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the
                                 Group I OC Floor.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MF-7 Principal             (i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I
Distribution Amount:             Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2,
                                 Class MF-3, Class MF-4, Class MF-5 or Class MF-6 Certificates remain outstanding;
                                 100% of the Group I Principal Distribution Amount if the Group I Senior, Class
                                 MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates
                                 have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a)
                                 the aggregate outstanding principal balance of the Group I Senior, Class MF-1,
                                 Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates after distribution of the Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class
                                 MF-4, Class MF-5 and Class MF-6 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the
                                 Class MF-7 Certificates immediately prior to the related Distribution Date over
                                 (ii) the lesser of (a) approximately [90.50]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor

Class MF-8 Principal             (i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I
Distribution Amount:             Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2,
                                 Class MF-3, Class MF-4, Class MF-5, Class MF-6 or Class MF-7 Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the Group I
                                 Senior, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6 and
                                 Class MF-7 Certificates have been reduced to zero; (ii) on or after the Group I
                                 Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the
                                 Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class
                                 MF-6, and Class MF-7 Certificates after distribution of the Group I Senior, Class
                                 MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6 and Class MF-7
                                 Principal Distribution Amounts, respectively, on the related Distribution Date and
                                 (b) the outstanding principal balance of the Class MF-8 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately
                                 [92.40]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Principal Distribution   On any Distribution Date, the lesser of (i) the outstanding principal balance of the
Amount:                           Group II Certificates and (ii) the aggregate principal collections on the Group II
                                  Mortgage Loans minus any Group II Subordination Decrease Amount plus any Group II
                                  Subordination Increase Amount.

Group II Senior Principal         Prior to the Group II Stepdown Date or while a Group II Trigger Event is in effect, the
Distribution Amount:              Group II Senior Principal Distribution Amount will equal 100% of the Group II Principal
                                  Distribution Amount.

                                  On or after the Group II Stepdown Date; assuming the Group II Trigger Event is not in effect, the Group II Senior Principal Distribution Amount will equal the lesser of (i) the Group II Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Group II Senior Certificates over the lesser of (a) approximately [59.50]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b)
                                  the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

                                  The remaining principal amount, if any, will be allocated to the Group II
                                  Subordinate Certificates to maintain their respective Group II Stepdown
                                  Percentages.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MV-1 Principal Distribution   (i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group
Amount:                             II Trigger Event is in effect, zero if any of the Group II Senior Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II
                                    Senior Certificates have been reduced to zero; (ii) on or after the Group II
                                    Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the
                                    Group II Senior Certificates after distribution of the Group II Senior
                                    Principal Distribution Amount on the related Distribution Date and (b) the outstanding principal balance of the Class MV-1 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately
                                    [73.00]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due
                                    Period minus the Group II OC Floor.

Class MV-2 Principal Distribution   (i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group
Amount:                             II Trigger Event is in effect, zero if any of the Group II Senior or Class MV-1
                                    Certificates remain outstanding; 100% of the Group II Principal Distribution
                                    Amount if the Group II Senior and Class MV-1 Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent a Group II
                                    Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior and Class MV-1
                                    Certificates after distribution of the Group II Senior and Class MV-1 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b)
                                    the outstanding principal balance of the Class MV-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a)
                                    approximately [76.50]% times the outstanding principal balance of the Group II
                                    Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

Class MV-3 Principal Distribution   (i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group
Amount:                             II Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1 or
                                    Class MV-2 Certificates remain outstanding; 100% of the Group II Principal
                                    Distribution Amount if the Group II Senior, Class MV-1 and Class MV-2
                                    Certificates have been reduced to zero; (ii) on or after the Group II Stepdown
                                    Date and to the extent a Group II Trigger Event is not in effect, the excess of
                                    (i) the sum of (a) the aggregate outstanding principal balance of the Group II
                                    Senior, Class MV-1 and Class MV-2 Certificates after distribution of the Group
                                    II Senior, Class MV-1 and Class MV-2 Principal Distribution Amounts,
                                    respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MV-3 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [80.00]%
                                    times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due
                                    Period minus the Group II OC Floor.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MV-4 Principal Distribution   (i) Prior to the Group II Stepdown Date and on any Distribution Date on which a
Amount:                             Group II Trigger Event is in effect, zero if any of the Group II Senior, Class
                                    MV-1, Class MV-2 or Class MV-3 Certificates remain outstanding; 100% of the
                                    Group II Principal Distribution Amount if the Group II Senior, Class MV-1,
                                    Class MV-2 and Class MV-3 Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior, Class MV-1, Class MV-2 and Class MV-3
                                    Certificates after distribution of the Group II Senior, Class MV-1, Class MV-2 and Class MV-3 Principal Distribution Amounts, respectively, on the related
                                    Distribution Date and (b) the outstanding principal balance of the Class MV-4
                                    Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [83.50]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and
                                    (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

Class MV-5 Principal Distribution   (i) Prior to the Group II Stepdown Date and on any Distribution Date on which a
Amount:                             Group II Trigger Event is in effect, zero if any of the Group II Senior, Class
                                    MV-1, Class MV-2, Class MV-3 or Class MV-4 Certificates remain outstanding;
                                    100% of the Group II Principal Distribution Amount if the Group II Senior,
                                    Class MV-1, Class MV-2, Class MV-3 and Class MV-4 Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior, Class MV-1,
                                    Class MV-2, Class MV-3, and Class MV-4 Certificates after distribution of the
                                    Group II Senior, Class MV-1, Class MV-2, Class MV-3 and Class MV-4 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b)
                                    the outstanding principal balance of the Class MV-5 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a)
                                    approximately [86.50]% times the outstanding principal balance of the Group II
                                    Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MV-6 Principal Distribution   (i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group
Amount:                             II Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1, Class
                                    MV-2, Class MV-3, Class MV-4 or Class MV-5 Certificates remain outstanding;
                                    100% of the Group II Principal Distribution Amount if the Group II Senior,
                                    Class MV-1, Class MV-2, Class MV-3, Class MV-4 and Class MV-5 Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of
                                    (a) the aggregate outstanding principal balance of the Group II Senior, Class
                                    MV-1, Class MV-2, Class MV-3, Class MV-4, and Class MV-5 Certificates after distribution of the Group II Senior, Class MV-1, Class MV-2, Class MV-3, Class
                                    MV-4 and Class MV-5 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the
                                    Class MV-6 Certificates immediately prior to the related Distribution Date over
                                    (ii) the lesser of (a) approximately [90.50]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due
                                    Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

Class MV-7 Principal Distribution   (i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group
Amount:                             II Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1, Class
                                    MV-2, Class MV-3, Class MV-4, Class MV-5 or Class MV-6 Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II
                                    Senior, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5 and Class
                                    MV-6 Certificates have been reduced to zero; (ii) on or after the Group II
                                    Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the
                                    Group II Senior, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5 and
                                    Class MV-6 Certificates after distribution of the Group II Senior, Class MV-1,
                                    Class MV-2, Class MV-3, Class MV-4, Class MV-5 and Class MV-6 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b)
                                    the outstanding principal balance of the Class MV-7 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a)
                                    approximately [93.00]% times the outstanding principal balance of the Group II
                                    Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class Principal Carryover Shortfall:   As to any Class of Subordinate Certificates and any Distribution Date, the excess, if any, of (i) the sum of (x) the amount of the reduction in the certificate principal balance of that Class of Subordinate Certificates on such
                                       Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution Dates over (ii) the amount distributed in respect of the Class Principal Carryover Shortfall to such Class of
                                       Subordinate Certificates on prior Distribution Dates.

Class Interest Carryover Shortfall:    As to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the amount of interest accrued for the preceding
                                       Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class on the preceding Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus (2) one month's interest on the excess at the related Certificate Interest Rate.

Distributions:                         Except as described in C.21 and D.19 below, collections on the Group I Mortgage
                                       Loans will only be available to make distributions on the Group I
                                       Certificates and collections on the Group II Mortgage Loans will only be available to make distributions on the Group II Certificates.

                                       Funds available for distribution, after reimbursements to the Servicer as permitted under the Pooling and Servicing Agreement, will be made as follows:

                                       A. Funds received with respect to Group I will be applied as follows:
                                       1.  To the Administrator, the Administrative Fee for the related Group and
                                           Distribution Date;
                                       2.  To the Group I Senior Certificates, pro-rata, to pay accrued interest and any
                                           Class Interest Carryover Shortfalls for such Distribution Date;
                                       3.  The remaining amounts pursuant to clause C below.

                                       B. Funds received with respect to Group II will be applied as follows:
                                       1.  To the Administrator, the Administrative Fee for the related Group and
                                           Distribution Date;
                                       2.  To the Group II Senior Certificates, to pay accrued interest and Class
                                           Interest Carryover Shortfalls for such Distribution Date;
                                       3.  The remaining amounts pursuant to clause D below.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

               C. The remaining amounts not applied pursuant to A. above will be applied as follows:

                     1. Sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class MF-8 Certificates, in that order, accrued interest for the applicable Distribution Date.

                     2. To the Group I Senior Certificates, the Group I Senior Principal Distribution Amount in the following order of priority:

                           (a) to the Class AF-6 Certificates, an amount equal to the Class AF-6 Principal Distribution Amount; and

                           (b) sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the respective Class Principal Balances of such Certificates have been reduced to zero.

                     3. To the Class MF-1 Certificates, the Class MF-1 Principal Distribution Amount for the applicable Distribution Date.

                     4. To the Class MF-2 Certificates, the Class MF-2 Principal Distribution Amount for the applicable Distribution Date.

                     5. To the Class MF-3 Certificates, the Class MF-3 Principal Distribution Amount for the applicable Distribution Date.

                     6. To the Class MF-4 Certificates, the Class MF-4 Principal Distribution Amount for the applicable Distribution Date.

                     7. To the Class MF-5 Certificates, the Class MF-5 Principal Distribution Amount for the applicable Distribution Date.

                     8. To the Class MF-6 Certificates, the Class MF-6 Principal Distribution Amount for the applicable Distribution Date.

                     9. To the Class MF-7 Certificates, the Class MF-7 Principal Distribution Amount for the applicable Distribution Date.

                     10. To the Class MF-8 Certificates, the Class MF-8
                         Principal Distribution Amount for the applicable Distribution Date.

                     11. To the Class MF-1 Certificates, (i) any Class Interest
                         Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

                     12. To the Class MF-2 Certificates, (i) any Class Interest
                         Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

                     13. To the Class MF-3 Certificates, (i) any Class Interest
                         Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

                     14. To the Class MF-4 Certificates, (i) any Class Interest
                         Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall

                     15. To the Class MF-5 Certificates, (i) any Class Interest
                         Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall

                     16. To the Class MF-6 Certificates, (i) any Class Interest
                         Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall

                     17. To the Class MF-7 Certificates, (i) any Class Interest
                         Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall

                     18. To the Class MF-8 Certificates, (i) any Class Interest
                         Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall

                     19. To the Group I Senior Certificates, pro-rata, and then sequentially to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class MF-8 Certificates, any Civil Relief Act shortfalls and prepayment interest shortfalls.

                     20. To the Class AF-1 Certificates, any Group I Net WAC Cap
                         Carryover.

                     21. Once the Group I Required Overcollateralization Target
                         Amount has been met, to the Group II Certificates, pursuant to clause D, until the Group II Required Overcollateralization Target Amount has been met.

                     22. To the holder of the residual interest, any remaining
                         amount.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions (continued):   D.   The remaining amounts not applied pursuant to
                                  B. above will be applied as follows:

                                  1.   Sequentially, to the Class MV-1, Class
                                       MV-2, Class MV-3, Class MV-4, Class MV-5,
                                       Class MV-6 and Class MV-7 Certificates,
                                       in that order, accrued interest for the
                                       applicable Distribution Date.

                                  2. To the Class AV-1 Certificates, the Group II Senior Principal Distribution Amount, until its Principal Balance has been reduced to zero.

                                  3. To the Class MV-1 Certificates, the Class MV-1 Principal Distribution Amount for the applicable Distribution Date.

                                  4. To the Class MV-2 Certificates, the Class MV-2 Principal Distribution Amount for the applicable Distribution Date.

                                  5. To the Class MV-3 Certificates, the Class MV-3 Principal Distribution Amount for the applicable Distribution Date.

                                  6. To the Class MV-4 Certificates, the Class MV-4 Principal Distribution Amount for the applicable Distribution Date.

                                  7. To the Class MV-5 Certificates, the Class MV-5 Principal Distribution Amount for the applicable Distribution Date

                                  8. To the Class MV-6 Certificates, the Class MV-6 Principal Distribution Amount for the applicable Distribution Date

                                  9. To the Class MV-7 Certificates, the Class MV-7 Principal Distribution Amount for the applicable Distribution Date

                                  10.  To the Class MV-1 Certificates, (i) any
                                       Class Interest Carryover Shortfall and
                                       then (ii) any Class Principal Carryover
                                       Shortfall.

                                  11.  To the Class MV-2 Certificates, (i) any
                                       Class Interest Carryover Shortfall and
                                       then (ii) any Class Principal Carryover
                                       Shortfall.

                                  12.  To the Class MV-3 Certificates, (i) any
                                       Class Interest Carryover Shortfall and
                                       then (ii) any Class Principal Carryover
                                       Shortfall.

                                  13.  To the Class MV-4 Certificates, (i) any
                                       Class Interest Carryover Shortfall and
                                       then (ii) any Class Principal Carryover
                                       Shortfall.

                                  14.  To the Class MV-5 Certificates, (i) any
                                       Class Interest Carryover Shortfall and
                                       then (ii) any Class Principal Carryover
                                       Shortfall.

                                  15.  To the Class MV-6 Certificates, (i) any
                                       Class Interest Carryover Shortfall and
                                       then (ii) any Class Principal Carryover
                                       Shortfall.

                                  16.  To the Class MV-7 Certificates, (i) any
                                       Class Interest Carryover Shortfall and
                                       then (ii) any Class Principal Carryover
                                       Shortfall.

                                  17. To the Group II Senior Certificates, and then sequentially to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class MV-7 Certificates, any Civil Relief Act shortfalls and prepayment interest shortfalls.

                                  18.  To the Class AV-1, Class MV-1, Class
                                       MV-2, Class MV-3, Class MV-4, Class MV-5,
                                       Class MV-6, and Class MV-7 Certificates, in that order, any Group II Net WAC Cap Carryover.

                                  19.  Once the Group II Required
                                       Overcollateralization Target Amount has
                                       been met, to the Group I Certificiates,
                                       pursuant to clause C, until the Group I
                                       Required Overcollateralization Target
                                       Amount has been met.

                                  20.  To the holder of the residual interest,
                                       any remaining amount.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Credit Enhancement:           -    Excess Interest from each Group will be
                                   available to cover interest shortfalls and realized losses for both Groups and to help each Group reach its Required
                                   Overcollateralization Target Amount.

                              -    Overcollateralization

                                      -    There is a required initial
                                           Overcollateralization Amount for
                                           Group I which is [1.10]% of the
                                           principal balance of the Group I
                                           Mortgage Loans as of the Cut-Off
                                           Date. The Required
                                           Overcollateralization Target Amount
                                           for Group I will build up to [3.80]%
                                           of the principal balance of the Group
                                           I Mortgage Loans as of the Cut-Off
                                           Date.

                                      -    There is no initial
                                           Overcollateralization Amount for
                                           Group II. The Required
                                           Overcollateralization Target Amount
                                           for Group II will build up to [3.50]%
                                           of the principal balance of the Group
                                           II Mortgage Loans as of the Cut-Off
                                           Date.

                                      -    The Required Overcollateralization
                                           Target Amount for either loan group
                                           may step down over time.

                              -    Subordination of the Subordinate Certificates

                               Original Percentages    Stepdown Percentages
Group I Credit Enhancement    ---------------------   ---------------------
       Percentages:             Class       Percent     Class      Percent
                              ----------   --------   ----------   --------
                              Class AF-1   [17.50]%   Class AF-1   [35.00]%
                              Class AF-2   [17.50]%   Class AF-2   [35.00]%
                              Class AF-3   [17.50]%   Class AF-3   [35.00]%
                              Class AF-4   [17.50]%   Class AF-4   [35.00]%
                              Class AF-5   [17.50]%   Class AF-5   [35.00]%
                              Class AF-6   [17.50]%   Class AF-6   [35.00]%
                              Class MF-1   [14.50]%   Class MF-1   [29.00]%
                              Class MF-2   [12.25]%   Class MF-2   [24.50]%
                              Class MF-3   [10.75]%   Class MF-3   [21.50]%
                              Class MF-4    [9.00]%   Class MF-4   [18.00]%
                              Class MF-5    [7.75]%   Class MF-5   [15.50]%
                              Class MF-6    [6.50]%   Class MF-6   [13.00]%
                              Class MF-7    [4.75]%   Class MF-7    [9.50]%
                              Class MF-8    [3.80]%   Class MF-8    [7.60]%

                              On any Distribution Date, the Senior Enhancement Percentage for Group I will equal (i) the sum of
                              (a) the principal balance of the Group I
                              Subordinate Certificates and (b) the Group I
                              Overcollateralization Amount, divided by (ii) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

                               Original Percentages    Stepdown Percentages
Group II Credit Enhancement   ---------------------   ---------------------
       Percentages:             Class       Percent     Class      Percent
                              ----------   --------   ----------   --------
                              Class AV-1   [20.25]%   Class AV-1   [40.50]%
                              Class MV-1   [13.50]%   Class MV-1   [27.00]%
                              Class MV-2   [11.75]%   Class MV-2   [23.50]%
                              Class MV-3   [10.00]%   Class MV-3   [20.00]%
                              Class MV-4    [8.25]%   Class MV-4   [16.50]%
                              Class MV-5    [6.75]%   Class MV-5   [13.50]%
                              Class MV-6    [4.75]%   Class MV-6    [9.50]%
                              Class MV-7    [3.50]%   Class MV-7    [7.00]%

                              On any Distribution Date, the Senior Enhancement Percentage for Group II will equal (i) the sum of
                              (a) the principal balance of the Group II
                              Subordinate Certificates and (b) the Group II Overcollateralization Amount, divided by (ii) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Required Overcollateralization     On the Closing Date, the trust will issue an
Target Amount:                     aggregate principal amount of Certificates,
                                   which is approximately equal to the aggregate principal balance of the Mortgage Loans as of the Cutoff Date. On each Distribution Date, commencing December 26, 2003, to the extent not used to cover realized losses or interest shortfalls, 100% of the Excess Interest will be used to pay principal to the Certificates, reducing the aggregate principal balance of the Certificates below the aggregate principal balance of the Mortgage Loans. This will reduce the principal balance of the Certificates faster than the principal balance of the Mortgage Loans until the Required Overcollateralization Target Amount for each Group is reached. This excess of the principal balance of the Mortgage Loans over the principal balance of the Certificates represents overcollateralization
                                   ("Overcollateralization"), which may be used to absorb losses on the Mortgage Loans not covered by Excess Interest.
                                   Overcollateralization for Group I is "The
                                   Group I Overcollateralization Amount".
                                   Overcollateralization for Group II is "The
                                   Group II Overcollateralization Amount".

                                   Prior to the Group I Stepdown Date, the
                                   minimum Group I Required
                                   Overcollateralization Target Amount is
                                   approximately [3.80]% of the principal
                                   balance of the Group I Mortgage Loans as of the Cut-Off Date. On and after the Group I Stepdown Date, provided a Group I Trigger Event has not occurred, the Group I Required Overcollateralization Target Amount may be reduced to approximately [7.60]% of the then current principal balance of the Group I Mortgage Loans after applying payments received for the related collection period, subject to a floor of 0.50% of the principal balance of the Group I Mortgage Loans as of the Cut-Off date. If, due to losses, the Group I Overcollateralization Amount is reduced below the Group I Required Overcollateralization Target Amount, Excess Interest, if any, will be applied as principal to reduce the principal balance of the Group I Certificates in order to establish and maintain the Group I Required Overcollateralization Target Amount (a "Group I Subordination Increase Amount"). On or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the Group I Required
                                   Overcollateralization Target Amount will be permitted to "step down" and the released principal will be distributed according to paragraph C in the "Distributions" section above. This "stepped down" amount is the "Group I Subordination Decrease Amount." Once the Group I Required Overcollateralization Target Amount has been met, Excess Interest from Group I may be used to pay principal on the Group II Certificates until the Group II Required Overcollateralization Target Amount has been met.

                                   Prior to the Group II Stepdown Date, the minimum Group II Required
                                   Overcollateralization Target Amount is
                                   approximately [3.50]% of the principal
                                   balance of the Group II Mortgage Loans as of the Cut-Off Date. On and after the Group II Stepdown Date, provided a Group II Trigger Event has not occurred, the Group II Required Overcollateralization Target Amount may be reduced to approximately [7.00]% of the then current principal balance of the Group II Mortgage Loans after applying payments received for the related collection period, subject to a floor of 0.50% of the principal balance of the Group II Mortgage Loans as of the Cut-Off date. If, due to losses, the Group II Overcollateralization Amount is reduced below the Group II Required Overcollateralization Target Amount, Excess Interest, if any, will be applied as principal to reduce the principal balance of the Group II Certificates in order to establish and maintain the Group II Required Overcollateralization Target Amount (a "Group II Subordination Increase Amount"). On or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the Group II Required
                                   Overcollateralization Target Amount will be permitted to "step down" and the released principal will be distributed according to paragraph D in the "Distributions" section above. This "stepped down" amount is the "Group II Subordination Decrease Amount."

                                   Once the Group II Required
                                   Overcollateralization Target Amount has been met, Excess Interest from Group II may be used to pay principal on the Group I Certificates until the Group I Required Overcollateralization Target Amount has been met.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Stepdown Date:   The earlier to occur of: (a) when the outstanding
                         principal balance of the Group I Senior Certificates is reduced to zero or (b) the later to occur of (i) the 37th Distribution Date and (ii) the first Distribution
                         Date on which the Group I Senior Enhancement Percentage is at least equal to [35.00]%.

Group I OC Floor:        0.50% of the principal balance of the Group I Mortgage
                         Loans as of the Cut-Off Date.

Group I Trigger Event:   Occurs if (a) the three-month rolling average of the
                         Group I Mortgage Loans that are 60+ days delinquent exceeds [TBD]% of the Group I Senior Enhancement
                         Percentage (Group I Senior Enhancement Percentage is less than or equal to [TBD] times the outstanding principal balance of the Group I Mortgage Loans that are 60+ days delinquent). 60+ delinquent Group I
                         Mortgage Loans includes the sum of the Group I Mortgage
                         Loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy; or

                         (b) the aggregate amount of realized losses on the Group I Mortgage Loans incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group I Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

           Distribution Date                                                  Percentage
           -----------------                                                  ----------
December 26, 2006 to November 25, 2007:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
December 26, 2007 to November 25, 2008:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
December 26, 2008 to November 25, 2009:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
December 26, 2009 to November 25, 2010:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
December 26, 2010 and thereafter:          [TBD]%

                         If a Group I Trigger Event occurs, the Group I Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group I Required Overcollateralization Target Amount.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Stepdown Date:  The earlier to occur of (a) when the outstanding principal balance of the Group II Senior Certificates is reduced to zero or (b) the later to occur of (i) the 37th Distribution Date and (ii) the first Distribution Date on which the Group II Senior Enhancement Percentage is at least equal to [40.50]%.

Group II OC Floor:       0.50% of the principal balance of the Group II Mortgage
                         Loans as of the Cut-Off Date.

Group II Trigger Event:  Occurs if (a) the three-month rolling average of the
                         Group II Mortgage Loans that are 60+ days delinquent exceeds [TBD]% of the Group II Senior Enhancement Percentage (Group II Senior Enhancement Percentage is less than or equal to [TBD] times the outstanding principal balance of the Group II Mortgage Loans that are 60+ days delinquent). 60+ delinquent Group II Mortgage Loans includes the sum of the Group II Mortgage Loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy; or

                         (b) the aggregate amount of realized losses on the Group II Mortgage Loans incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group II Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

           Distribution Date                                                  Percentage
           -----------------                                                  ----------
December 26, 2006 to November 25, 2007:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
December 26, 2007 to November 25, 2008:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
December 26, 2008 to November 25, 2009:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
December 26, 2009 to November 25, 2010:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
November 25, 2010 and thereafter:          [TBD]%

                         If a Group II Trigger Event occurs, the Group II Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group II Required
                         Overcollateralization Target Amount.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Optional Termination:    The entire transaction is eligible for call when the
                         combined outstanding principal balance of the Group I and Group II Mortgage Loans reaches 10% or less of the Cut-Off Date principal balance of such loans.

Auction Sale:            If the Optional Termination is not exercised on the
                         first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the Mortgage
                         Loans and other assets of the trust. The Trustee will sell the Mortgage Loans and other assets of the trust if the amounts that will be received from the Auction
                         Sale will be sufficient to pay the outstanding aggregate Certificate principal balance, accrued and unpaid interest thereon, unreimbursed Servicer
                         Advances, Delinquency Advances and Compensating
                         Interest, and other amounts as described in the Prospectus Supplement, other than any interest cap carryforward, realized losses, Civil Relief Act shortfalls or prepayment interest shortfalls.

Step-up Coupon:          For either Group I or Group II, if the Optional
                         Termination is not exercised on the first Distribution
                         Date following the Distribution Date on which it could have been exercised, the Certificate Interest Rates on the Group I Certificates, except for the Class AF-1
                         Certificates, will be increased by 0.50%, the margin for the Class AF-1 Certificates and the Group II Senior
                         Certificates will increase by 100% of the current margin, and the margin for the Group II Subordinate
                         Certificates will increase by 50% of the current margin.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

               CITIGROUP GLOBAL MARKETS MORTGAGE FINANCE CONTACTS

        NAME:             TELEPHONE:                   E-MAIL:
Evan Mitnick            (212) 723-6621    evan.mitnick@citigroup.com
Director

Matt Bollo              (212) 723-6375    matthew.bollo@citigroup.com
Vice President

Jon Riber               (212) 723-6536    jonathan.riber@citigroup.com
Associate

Bobbie Theivakumaran    (212) 723-6753    bobbie.theivakumaran@citigroup.com
Analyst

                  CITIGROUP GLOBAL MARKETS MBS TRADING CONTACTS

       NAME:              TELEPHONE:                E-MAIL:
Jim De Mare             (212) 723-6217    james.p.demare@citigroup.com
Managing Director

Matt Cherwin            (212) 723-6217    matthew.cherwin@citigroup.com
Vice President

Michael Leung           (212) 723-6325    michael.leung@citigroup.com
Director

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

           GROUP I SENSITIVITY ANALYSIS - TO 10% OPTIONAL TERMINATION

Group I % of (HEP)        0.0%       10.0%         23.0%           30.0%          40.0%
Group II % of (CPR)       0.0%       15.0%         28.0%           35.0%          45.0%

Class AF-1
Avg. Life (yrs)         10.22        1.74          0.80            0.62           0.47
Mod. Dur. (yrs)          9.32        1.70          0.79            0.61           0.46
Window (mo)             1-211        1-47          1-21            1-15           1-11
Expected Final Mat.    Jun-2011    Oct-2007     AUGUST-2005    February-2005    Oct-2004

Class AF-2
Avg. Life (yrs)         19.03        4.68          2.00            1.50           1.08
Mod. Dur. (yrs)         14.32        4.31          1.92            1.42           1.05
Window (mo)            211-248       47-66         21-28           15-21          11-15
Expected Final Mat.    Jul-2024    May-2009     MARCH-2006       Aug-2005       Feb-2005

Class AF-3
Avg. Life (yrs)         22.86        8.70          3.00            2.13           1.53
Mod. Dur. (yrs)         15.33        7.28          2.79            2.02           1.46
Window (mo)            248-298      66-156         28-50           21-31         15-22
Expected Final Mat.    Sep-2028    Nov-2016    JANUARY-2008      Jun-2006       Sep-2005

Class AF-4              25.52        14.71         5.00            2.81           2.00
Avg. Life (yrs)         14.32        10.28         4.34            2.57           1.87
Mod. Dur. (yrs)        298-314      156-188        50-74           31-47         22-26
Window (mo)             Jan-30     Jul-2019    JANUARY-2010      Oct-2007       Jan-2006
Expected Final Mat.

Class AF-5
Avg. Life (yrs)         26.67        15.67         7.63            4.88           2.35
Mod. Dur. (yrs)         13.26        10.05         6.00            4.13           2.14
Window (mo)            314-322      188-188        74-95           47-72         26-30
Expected Final Mat.    Sep-2030    Jul-2019    OCTOBER-2011      Nov-2009       May-2006

Class AF-6
Avg. Life (yrs)         12.84        8.01          6.48            5.62           3.31
Mod. Dur. (yrs)          9.11        6.36          6.01            4.80           2.98
Window (mo)             37-322      37-188         40-95           47-72         30-51
Expected Final Mat.    Sep-2030    Jul-2019    OCTOBER-2011      Nov-2009       Feb-2008

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                   GROUP I SENSITIVITY ANALYSIS - TO MATURITY

Group I % of (HEP)        0.0%       10.0%         23.0%         30.0%       40.0%
Group II % of (CPR)       0.0%       15.0%         28.0%         35.0%       45.0%

Class AF-1
Avg. Life (yrs)         10.22        1.74          0.80          0.62         0.47
Mod. Dur. (yrs)          9.32        1.70          0.79          0.61         0.46
Window (mo)             1-211        1-47          1-21          1-15         1-11
Expected Final Mat.    Jun-2021    Oct-2007     AUGUST-2005    Feb-2005     Oct-2004

Class AF-2
Avg. Life (yrs)         19.03        4.68          2.00          1.50         1.08
Mod. Dur. (yrs)         14.32        4.31          1.92          1.45         1.05
Window (mo)            211-248      47-66         21-28         15-21        11-15
Expected Final Mat.    Jul-2024    May 2009     MARCH-2006     Aug-2005     Feb-2005

Class AF-3
Avg. Life (yrs)         22.86        8.70          3.00          2.13         1.53
Mod. Dur. (yrs)         15.33        7.28          2.79          2.02         1.46
Window (mo)            248-298      66-156         28-50         21-31       15-22
Expected Final Mat.    Sep-2028    Nov-2016    JANUARY-2008    Jun-2006     Sep-2005

Class AF-4
Avg. Life (yrs)         25.52       14.95         5.00          2.81          2.00
Mod. Dur. (yrs)         14.32       10.39         4.34          2.57          1.87
Window (mo)            298-314     156-208        50-74         31-47        22-26
Expected Final Mat.    Jan-2030    Mar-2021    JANUARY-2010    Oct-2007     Jan-2006

Class AF-5
Avg. Life (yrs)         26.80       21.29        11.04         5.67           2.35
Mod. Dur. (yrs)         13.29       11.90         7.80          4.59          2.14
Window (mo)            314-328     208-316       74-215        47-168        26-30
Expected Final Mat.    Mar-2031    Mar-2030    OCTOBER-2021    Nov-2017     May-2006

Class AF-6
Avg. Life (yrs)         12.84        8.04          6.81          6.92         4.37
Mod. Dur. (yrs)          9.11        6.38          5.61          5.68         3.76
Window (mo)             37-327      37-314        40-213        47-166       30-121
Expected Final Mat.    Feb-2031    Jan-2030     AUGUST-2021    Sep-2017     Dec-2013

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

           GROUP II SENSITIVITY ANALYSIS - TO 10% OPTIONAL TERMINATION

Group II % of (CPR)      0.0%       15.0%         28.0%          35.0%        45.0%
Group I % of (HEP)       0.0%       10.0%         23.0%          30.0%        40.0%

Class AV-1
Avg. Life (yrs)          17.74      4.31          2.18           1.54         0.99
Mod. Dur. (yrs)          15.16      4.03          2.10           1.50         0.98
Window (mo)              1-312      1-188         1-95           1-72         1-32
Expected Final Mat.    Nov-2029    Jul-2019    OCTOBER-2011    Nov-2009     Jul-2006

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                   GROUP II SENSITIVITY ANALYSIS - TO MATURITY

Group II % of (CPR)      0.0%        15.0%         28.0%         35.0%      45.0%
Group I % of (HEP)       0.0%        10.0%         23.0%         30.0%      40.0%

Class AV-1
Avg. Life (yrs)         17.95        4.48          2.30          1.65       0.99
Mod. Dur. (yrs)         15.30        4.16          2.21          1.59       0.98
Window (mo)             1-353       1-305          1-184         1-155      1-32
Expected Final Mat.    Apr-2033    Apr-2029     MARCH-2019     Oct-2016   Jul-2006

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                      NET WAC CAP TABLE-GROUP I CLASS AF-1

NET WAC TABLE - 1 MONTH LIBOR AT 1.12% FOR LIFE AND 6 MONTH LIBOR AT 1.24% FOR LIFE

 Pd    Rate (%)
   1    6.97648
   2    6.75137
   3    6.75131
   4    7.21692
   5    6.75132
   6    6.97637
   7    6.78148
   8    7.00754
   9    6.78151
  10    6.78152
  11    7.00759
  12    6.78156
  13    7.00763
  14    6.78159
  15    6.78161
  16    7.50823
  17    6.78164
  18    7.00771
  19    6.78168
  20    7.00775
  21    6.78171
  22    6.78173
  23    7.00780
  24    6.78176
  25    7.00784
  26    6.78180
  27    6.78182
  28    7.50846
  29    6.78185
  30    7.00794
  31    6.78189
  32    7.00797
  33    6.78193
  34    6.78195
  35    7.00803
  36    6.78199
  37    7.00807
  38    6.78202
  39    6.78204
  40    7.50871
  41    6.78208
  42    7.00817
  43    6.78212
  44    7.00821
  45    6.78216
  46    6.78218
  47    7.00828
  48    6.78222
  49    7.00832
  50    6.78227
  51    6.78229
  52    7.25005
  53    6.78233
  54    7.00843
  55    6.78237
  56    7.00847
  57    6.78241
  58    6.78244
  59    7.00854
  60    6.78248
  61    7.00859
  62    6.78253
  63    6.78255
  64    7.50927
  65    6.78259
  66    7.00870
  67    6.78264
  68    7.00875
  69    6.78269
  70    6.78271
  71    7.00883
  72    6.78276
  73    7.00887
  74    6.78281
  75    6.78283
  76    7.50959
  77    6.78288
  78    7.00900
  79    6.78293
  80    7.00905
  81    6.78298
  82    6.78301
  83    7.00913
  84    6.78306
  85    7.00919
  86    6.78311
  87    6.78314
  88    7.50993
  89    6.78319
  90    7.00932
  91    6.78324
  92    7.00938
  93    6.78330
  94    6.78333
  95    7.00947
  96    6.78338
  97    7.00952
  98    6.78344
  99    6.78347
 100    7.25132
 101    6.78353
 102    7.00967
 103    6.78359
 104    7.00974
 105    6.78364
 106    6.78368
 107    7.00983
 108    6.78374
 109    7.00989
 110    6.78380
 111    6.78383
 112    7.51070
 113    6.78389
 114    7.01006
 115    6.78396
 116    7.01012
 117    6.78402
 118    6.78406
 119    7.01022
 120    6.78412

Assumptions: 23% HEP for Life, 6-month LIBOR is 1.24% for Life and 1-month LIBOR is 1.12% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                      NET WAC CAP TABLE-GROUP I CLASS AF-1

NET WAC TABLE - 1 MONTH LIBOR AND 6 MONTH LIBOR AT 20.00% FOR LIFE

 Pd    Rate (%)
   1    6.97648
   2    6.75137
   3    6.75131
   4    7.21692
   5    6.75132
   6    6.97637
   7    6.78148
   8    7.00754
   9    6.78151
  10    6.78152
  11    7.00759
  12    6.78156
  13    7.00763
  14    6.78159
  15    6.78161
  16    7.50823
  17    6.78164
  18    7.00771
  19    6.78168
  20    7.00775
  21    6.78171
  22    6.78173
  23    7.00780
  24    6.78176
  25    7.00784
  26    6.78180
  27    6.78182
  28    7.50846
  29    6.78185
  30    7.00794
  31    6.78189
  32    7.00797
  33    6.78193
  34    6.78195
  35    7.00803
  36    6.78199
  37    7.00807
  38    6.78202
  39    6.78204
  40    7.50871
  41    6.78208
  42    7.00817
  43    6.78212
  44    7.00821
  45    6.78216
  46    6.78218
  47    7.00828
  48    6.78222
  49    7.00832
  50    6.78227
  51    6.78229
  52    7.25005
  53    6.78233
  54    7.00843
  55    6.78237
  56    7.00847
  57    6.78241
  58    6.78244
  59    7.00854
  60    6.78248
  61    7.00859
  62    6.78253
  63    6.78255
  64    7.50927
  65    6.78259
  66    7.00870
  67    6.78264
  68    7.00875
  69    6.78269
  70    6.78271
  71    7.00883
  72    6.78276
  73    7.00887
  74    6.78281
  75    6.78283
  76    7.50959
  77    6.78288
  78    7.00900
  79    6.78293
  80    7.00905
  81    6.78298
  82    6.78301
  83    7.00913
  84    6.78306
  85    7.00919
  86    6.78311
  87    6.78314
  88    7.50993
  89    6.78319
  90    7.00932
  91    6.78324
  92    7.00938
  93    6.78330
  94    6.78333
  95    7.00947
  96    6.78338
  97    7.00952
  98    6.78344
  99    6.78347
 100    7.25132
 101    6.78353
 102    7.00967
 103    6.78359
 104    7.00974
 105    6.78364
 106    6.78368
 107    7.00983
 108    6.78374
 109    7.00989
 110    6.78380
 111    6.78383
 112    7.51070
 113    6.78389
 114    7.01006
 115    6.78396
 116    7.01012
 117    6.78402
 118    6.78406
 119    7.01022
 120    6.78412

Assumptions: 23% HEP for Life, 6-month LIBOR is 20.00% for Life and 1-month LIBOR is 20.00% for Life Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          NET WAC CAP TABLE - GROUP II

NET WAC TABLE - 1 MONTH LIBOR AT 1.12% FOR LIFE AND 6 MONTH LIBOR AT 1.24% FOR LIFE

 Pd    Rate (%)
   1    7.14776
   2    6.91719
   3    6.91719
   4    7.39424
   5    6.91719
   6    7.14777
   7    6.91719
   8    7.14777
   9    6.91719
  10    6.91719
  11    7.14777
  12    6.91719
  13    7.14777
  14    6.91719
  15    6.91719
  16    7.65832
  17     6.9172
  18    7.87945
  19    7.62527
  20    7.87945
  21    7.62528
  22    7.62528
  23    7.87945
  24    7.62528
  25    7.87946
  26    7.62528
  27    7.62528
  28    8.44228
  29    7.62529
  30    7.90704
  31    7.65198
  32    7.90704
  33    7.65198
  34    7.65198
  35    7.90704
  36    7.65198
  37    7.90704
  38    7.65198
  39    7.65198
  40    8.47183
  41    7.65198
  42    7.90704
  43    7.65198
  44    7.90705
  45    7.65198
  46    7.65198
  47    7.90705
  48    7.65198
  49    7.90705
  50    7.65198
  51    7.65198
  52    8.17970
  53    7.65198
  54    7.90705
  55    7.65198
  56    7.90705
  57    7.65198
  58    7.65198
  59    7.90705
  60    7.65198
  61    7.90705
  62    7.65198
  63    7.65198
  64    8.47184
  65    7.65199
  66    7.90705
  67    7.65199
  68    7.90705
  69    7.65199
  70    7.65199
  71    7.90705
  72    7.65199
  73    7.90705
  74    7.65199
  75    7.65199
  76    8.47184
  77    7.65199
  78    7.90706
  79    7.65199
  80    7.90706
  81    7.65199
  82    7.65199
  83    7.90706
  84    7.65199
  85    7.90706
  86    7.65199
  87    7.65199
  88    8.47185
  89    7.65199
  90    7.90706
  91    7.65199
  92    7.90706
  93    7.65199
  94    7.65199
  95    7.90706
  96    7.65199
  97    7.90706
  98    7.65200
  99    7.65200
 100    8.17972
 101    7.65200
 102    7.90706
 103    7.65200
 104    7.90706
 105    7.65200
 106    7.65200
 107    7.90706
 108    7.65200
 109    7.90707
 110    7.65200
 111    7.65200
 112    8.47186
 113    7.65200
 114    7.90707
 115    7.65200
 116    7.90707
 117    7.65200
 118    7.65200
 119    7.90707
 120    7.65200

Assumptions: 28% CPR for Life, 6-month LIBOR is 1.24% for Life and 1-month LIBOR is 1.12% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          NET WAC CAP TABLE - GROUP II

NET WAC TABLE - 1 MONTH LIBOR AND 6 MONTH LIBOR AT 20.00% FOR LIFE

 Pd    Rate (%)
   1    7.14776
   2    6.91719
   3    6.91719
   4    7.39424
   5    6.91719
   6    7.14777
   7    6.91719
   8    7.14777
   9    6.91719
  10    6.91719
  11    7.14777
  12    6.91719
  13    7.14777
  14    6.91719
  15    6.91719
  16    7.65832
  17    6.91720
  18    9.96473
  19    9.64332
  20    9.96479
  21    9.64338
  22    9.64341
  23    9.96489
  24   10.66175
  25   11.01720
  26   10.66186
  27   10.66191
  28   11.80433
  29   10.66203
  30   12.17543
  31   11.78268
  32   12.17545
  33   11.78270
  34   11.78271
  35   12.17548
  36   12.83991
  37   13.26792
  38   12.83993
  39   12.83994
  40   14.21565
  41   12.83995
  42   13.50641
  43   13.07072
  44   13.50642
  45   13.07073
  46   13.07073
  47   13.50642
  48   13.10946
  49   13.54644
  50   13.10946
  51   13.10946
  52   14.01356
  53   13.10946
  54   13.54842
  55   13.11138
  56   13.54842
  57   13.11138
  58   13.11138
  59   13.54842
  60   13.11138
  61   13.54842
  62   13.11138
  63   13.11138
  64   14.51617
  65   13.11138
  66   13.54842
  67   13.11138
  68   13.54842
  69   13.11138
  70   13.11138
  71   13.54842
  72   13.11138
  73   13.54842
  74   13.11138
  75   13.11138
  76   14.51617
  77   13.11138
  78   13.54842
  79   13.11138
  80   13.54842
  81   13.11138
  82   13.11138
  83   13.54843
  84   13.11138
  85   13.54843
  86   13.11138
  87   13.11138
  88   14.51617
  89   13.11138
  90   13.54843
  91   13.11138
  92   13.54843
  93   13.11138
  94   13.11138
  95   13.54843
  96   13.11138
  97   13.54843
  98   13.11138
  99   13.11138
 100   14.01562
 101   13.11138
 102   13.54843
 103   13.11138
 104   13.54843
 105   13.11138
 106   13.11138
 107   13.54843
 108   13.11138
 109   13.54843
 110   13.11138
 111   13.11138
 112   14.51618
 113   13.11138
 114   13.54843
 115   13.11138
 116   13.54843
 117   13.11139
 118   13.11139
 119   13.54843
 120   13.11139

Assumptions: 28% CPR for Life, 6-month LIBOR is 20.00% for Life and 1-month LIBOR is 20.00% for Life Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                  GROUP I COLLATERAL SUMMARY - FIXED RATE LOANS

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                                COLLATERAL SUMMARY       RANGES (IF APPLICABLE)
------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                        5879

TOTAL OUTSTANDING LOAN BALANCE                   $ 744,192,056.24

AVERAGE OUTSTANDING LOAN PRINCIPAL BALANCE       $     126,584.80       $25,127.50 - $474,778.13

WA COUPON                                                    7.50%                 6.00% - 12.15%

WA ORIGINAL TERM (MO.)                                        324                      120 - 360

WA REMAINING TERM (MO.)                                       317                      108 - 357

WA ORIGINAL LTV                                             85.73%                 10.36%-100.00%

WA FICO                                                       670                      501 - 820

1ST LIENS (%)                                              100.00%

BALLOONS (%)                                                 7.73%

PROPERTY TYPE

       SINGLE FAMILY                                        94.92%
       2-4 FAMILY                                            1.60%
       CONDO                                                 2.80%
       PUD                                                   0.69%

OCCUPANCY STATUS

    PRIMARY HOME                                            99.20%
    INVESTMENT                                               0.80%
    SECOND                                                   0.00%

LOAN PURPOSE

    CASH-OUT REFINANCE                                      80.25%
    PURCHASE                                                11.89%
    RATE-TERM REFINANCE                                      7.86%

GEOGRAPHIC DISTRIBUTION                         OH           8.36%
                                                NY           8.14%
                                                PA           7.10%

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                     GROUP II COLLATERAL SUMMARY - ARM LOANS

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                                COLLATERAL SUMMARY       RANGES (IF APPLICABLE)
------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                        2507

TOTAL OUTSTANDING LOAN BALANCE                   $ 340,634,538.17

AVERAGE OUTSTANDING LOAN PRINCIPAL BALANCE       $     135,873.37       $30,178.58 - $398,913.42

WA COUPON                                                    7.67%                 6.00% - 11.24%

WA ARM CHARACTERISTICS

        MARGIN                                               7.19%                 0.00% - 11.95%
        FIRST PERIODIC CAP                                   2.92%                  0.00% - 3.00%
        SUBSEQUENT PERIODIC CAP                              1.09%                  1.00% - 2.00%
        LIFETIME MAXIMUM                                    14.07%                10.04% - 18.00%
        LIFETIME MINIMUM                                     7.61%                 3.64% - 11.95%

WA ORIGINAL TERM (MO.)                                        360                      360 - 360

WA REMAINING TERM (MO.)                                       354                      342 - 358

WA ORIGINAL LTV                                             91.56%               25.74% - 100.00%

WA FICO                                                       646                      503 - 813

1ST LIENS (%)                                              100.00%

BALLOONS (%)                                                 0.00%

LOAN TYPE

        2/28 ARM                                            96.44%
        3/27 ARM                                             3.56%

PROPERTY TYPE
       SINGLE FAMILY                                        94.60%
       2-4 FAMILY                                            0.57%
       CONDO                                                 3.79%
       PUD                                                   1.04%

OCCUPANCY STATUS

     PRIMARY HOME                                           99.73%
     INVESTMENT                                              0.27%
     SECOND                                                  0.00%

LOAN PURPOSE
     CASH-OUT REFI                                          59.58%
     PURCHASE                                               34.71%
     RATE-TERM REFI                                          5.71%

GEOGRAPHIC DISTRIBUTION
                                                MI          10.73%
                                                NC           7.30%
                                                IL           7.21%

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

            TOTAL COLLATERAL SUMMARY - FIXED RATE LOANS AND ARM LOANS

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                                COLLATERAL SUMMARY       RANGES (IF APPLICABLE)
------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                        8,386

TOTAL OUTSTANDING LOAN BALANCE                  $ 1,084,826,594.41

AVERAGE OUTSTANDING LOAN PRINCIPAL BALANCE      $       129,361.63      $25,127.50 - $474,778.13

WA COUPON                                                     7.55%                6.00% - 12.15%

WA ORIGINAL TERM (MO.)                                         335                     120 - 360

WA REMAINING TERM (MO.)                                        329                     108 - 358

WA ORIGINAL LTV                                              87.56%              10.36% - 100.00%

WA FICO                                                        663                     501 - 820

1ST LIENS (%)                                               100.00%

BALLOONS (%)                                                  5.30%

LOAN TYPE
      FIXED                                                  62.19%
      FIXED BALLOON                                           5.30%
      TEASER                                                  1.10%
      2/28 ARM                                               30.28%
      3/27 ARM                                                1.12%

PROPERTY TYPE
       SINGLE FAMILY                                         94.82%
       2-4 FAMILY                                             1.27%
       CONDO                                                  3.11%
       PUD                                                    0.80%

OCCUPANCY STATUS
       PRIMARY HOME
       INVESTMENT                                            99.36%
       SECOND                                                 0.64%
                                                              0.00%

LOAN PURPOSE
    CASH-OUT REFINANCE                                       73.76%
    PURCHASE                                                 19.06%
    RATE/TERM REFINANCE                                       7.18%

GEOGRAPHIC DISTRIBUTION

                                                OH            7.82%
                                                NY            5.98%
                                                MI            5.89%

-------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.